QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COBRA ELECTRONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

6500 West Cortland Street	Chicago, Illinois 60707	773-889-8870	Fax: 773-889-1678

Notice of Annual Meeting of Shareholders
To Be Held on May 11, 2010

To the Shareholders:

        The Annual Meeting of Shareholders of Cobra Electronics Corporation (the "Company") will be held at the offices of Sidley Austin LLP, One South Dearborn, Room 38N22, Chicago, Illinois 60603 on Tuesday, May 11, 2010 at 11:00 a.m. local time to:

  1.
  Elect the two Class III director nominees named in the attached proxy statement to serve on the Board of Directors until the 2013 Annual Meeting of Shareholders;

  2.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accountants for the year ending December 31, 2010;

  3.
  To approve the Cobra Electronics Corporation 2010 Equity Incentive Plan; and

  4.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        Only shareholders of record at the close of business on March 26, 2010 are entitled to notice of and to vote at the meeting or any adjournments thereof. A complete, alphabetic list of such shareholders showing their addresses and the number of shares registered for each will be kept open at the offices of the Company, 6500 West Cortland Street, Chicago, Illinois 60707, for examination by any shareholder during ordinary business hours for a period of ten days prior to the meeting.

        Whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

        Copies of the Form 10-K and Summary Annual Report for the year ended December 31, 2009, a Proxy Statement and proxy card accompany this notice.

By order of the Board of Directors,
GERALD M. LAURES Secretary

Chicago, Illinois
April 1, 2010

COBRA ELECTRONICS CORPORATION
6500 West Cortland Street
Chicago, Illinois 60707

Proxy Statement for Annual Meeting of Shareholders
To Be Held on May 11, 2010

        This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Cobra Electronics Corporation (the "Company") to be voted at the Company's 2010 Annual Meeting of Shareholders to be held on Tuesday, May 11, 2010 at the offices of Sidley Austin LLP, One South Dearborn, Room 38N22, Chicago, Illinois 60603 at 11:00 a.m. The principal executive offices of the Company are located at 6500 West Cortland Street, Chicago, Illinois 60707. This Proxy Statement, the accompanying proxy card, 2009 Summary Annual Report and Form 10-K were first mailed to shareholders on or about April 1, 2010.

RECORD DATE AND OUTSTANDING VOTING SECURITIES

        Only shareholders of record at the close of business on March 26, 2010 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 6,471,280 shares of Common Stock, par value $.33 1/3 per share. Owners of Common Stock are entitled to one vote for each share held. The Company has no other outstanding voting securities.

REVOCATION OF PROXIES AND OTHER VOTING INFORMATION

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting thereof (by giving written notice to the Secretary of the Company, by executing a proxy card bearing a later date which is voted at the meeting or by attending the 2010 Annual Meeting of Shareholders and voting in person); once voted, however, proxies may not be retroactively revoked.

        With respect to the election of directors, a shareholder may (i) vote for the election of the nominees designated below, (ii) withhold authority to vote for all director nominees or (iii) vote for the election of all director nominees other than a nominee with respect to whom the shareholder withholds authority to vote by following the directions on the proxy card. All outstanding shares of Common Stock represented by properly executed and unrevoked proxies received in time for the meeting will be voted as instructed in the accompanying proxy. If no instructions are given, the shares will be voted (1) for the election of all nominees designated below to serve as Class III directors; (2) for the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accountants for the year ending December 31, 2010; and (3) for the approval of the Cobra Electronics Corporation 2010 Equity Incentive Plan.

        A proxy card submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted with respect to a particular matter (the "non-voted shares"). Non-voted shares will be considered shares not present and entitled to vote on such matter, although those shares may count for purposes of determining the presence of a quorum. If a quorum is present at the meeting, the two persons receiving the greatest number of votes will be elected to serve as Class III directors. Accordingly, non-voted shares and withholding authority to vote for a director nominee will not affect the outcome of the election of directors. If a quorum is present at the meeting, the affirmative vote of a majority of the shares present in person or by proxy at the meeting is required to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accountant and approve the Cobra Electronics Corporation 2010 Equity Incentive Plan. Accordingly, non-voted shares and withholding authority to vote with respect to these proposals will have the effect of votes against the proposals.

PROPOSAL I—ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation classifies the Board of Directors into three classes, as nearly equal in number as possible, with directors in each class serving for three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term. The Board of Directors has determined that all Board members, excluding James R. Bazet, are independent under the independence requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated there under (the "Exchange Act") and the listing standards of the NASDAQ Stock Market. The term of one of the present directors will expire at the 2010 Annual Meeting of Shareholders. Ian R. Miller, director, has been nominated for election as a Class III director for a three-year term expiring at the 2013 Annual Meeting of Shareholders and until his successor is elected and qualified. In order to provide for the number of directors in each of the three classes of directors of the Company to be as equal in number as possible, Mr. John S. Lupo, a Class I director, has been nominated for election as a Class III director for a three-year term expiring at the 2013 Annual Meeting of Shareholders and until his successor is elected and qualified. Upon election as a Class III director, Mr. Lupo will cease to be a Class I director.

        Unless otherwise specified on a proxy card, it is the present intention of the persons named in the accompanying proxy card to vote that proxy for the election of John S. Lupo and Ian R. Miller. If on account of death or unforeseen contingencies, Messrs. Lupo or Miller should not be available for election, the persons named in the accompanying proxy card reserve the right to vote that proxy card for such other person or persons as may be nominated to serve as a Class III director by the Board of Directors of the Company. The Company has no reason to believe that the Class III nominees will be unable to serve if elected.

        The names of the Company's directors and director nominees, their principal occupations and certain biographical information relating to them are set forth below:

Directors and Nominees	Age	Principal Occupation
James R. Bazet, Class I (Term expiring in 2011)	62	Chairman of the Board of the Company, September 24, 2008 to present; President and Chief Executive Officer of the Company, January 1998 to present. Director since May 1997. In determining that Mr. Bazet should continue serving as a director of the Company, the Governance and Nominating Committee considered his long-standing history with, and knowledge of, the Company, as well as his experience in a variety of consumer product industries both domestically and internationally. Mr. Bazet's demonstrated management and leadership abilities were also attributes that led the Governance and Nominating Committee to conclude that his skills continue to fit with the needs of the Board of Directors.
William P. Carmichael, Class I (Term expiring in 2011)	66
		Retired; Director of Simmons Company May 2004 to January 2010; Director of The Finish Line since July 2003; Director of Spectrum Brands Inc. (formerly Rayovac Corporation), August 2002 to August 2009; Trustee of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I (formerly Nations Funds) since 1999; and Trustee of Columbia Funds Series Trust II (formerly Banc of America Funds Trust) since 2006. Director since 1994. In determining that Mr. Carmichael should continue serving as a director of the Company, the Governance and Nominating Committee considered his long-standing history with, and knowledge of, the Company, as well as his experience serving on boards of other public companies. Mr. Carmichael's financial knowledge was also an attribute that led the Governance and Nominating Committee to conclude that his skills continue to fit with the needs of the Board of Directors.
S. Sam Park, Class II (Term expiring in 2012)	55
		Global Strategy and Business Development Leader, Celanese Industrial Specialties, 2006 to present; General Manager Celanese (China) Holding Company, Ltd., 2004 to 2006; Director, Board of Directors, Celanese (Nanjing) Chemical Company, Ltd., 2003 to 2006; Managing Director, Strategic Activities—Asia, Celanese Corporation, 2000 to 2006; and other leadership positions in finance, internal audit and strategic planning with Celanese Corporation, 1985 to 2000. Director since June 2007. In determining that Mr. Park should continue serving as a director of the Company, his global business experience, and particularly his business experience in Asia were attributes that led the Governance and Nominating Committee to conclude that his skills continue to fit with the needs of the Board of Directors.
Robert P. Rohleder, Class II (Term expiring in 2012)	67
		Retired; Audit Partner, Deloitte & Touche, LLP, 1973 to 2000. Director since February 2005. In determining that Mr. Rohleder should continue serving as a director of the Company, the Governance and Nominating Committee considered his long-standing history with, and knowledge of, the Company. Mr. Rohleder's financial experience, in general and specifically, with leading audits of foreign owned and American multinational companies were also attributes that led the Governance and Nominating Committee to conclude that his skills continue to fit with the needs of the Board of Directors.
Ian R. Miller, Class III (Nominee for Class III, term if elected expiring in 2013)	59
		CEO/Founder, The Brand Practice LLC, business and brand strategy consultancy, August 2001 to present; Executive Vice President, MarchFirst, Inc., August 2000 to August 2001; President, Consumer Food Worldwide Division, Monsanto Corporation, 1996-1999. Director since February 2000. In determining that Mr. Miller should serve as a director of the Company, his considerable marketing and brand strategy experience were attributes that led the Governance and Nominating Committee to conclude that his skills fit with the needs of the Board of Directors.

Directors and Nominees	Age	Principal Occupation
John S. Lupo, Class I (Nominee for Class III, term if elected expiring 2013)	63	Retired; Senior Merchandising and Marketing Principal at Renaissance Partners, LC, 2000 to 2008; Executive Vice President, Sales & Marketing, Basset Furniture, 1998 to 2000; Chief Operating Officer of the International Division of Wal-Mart Stores, Inc., 1996 to 1998; Senior Vice President, General Merchandise Manager, Wal-Mart Stores, Inc. 1990 to 1996; Director of Spectrum Brands Inc. (formerly Rayovac Corporation), July 1998 to August 2009; Director of Citi Trends, Inc. since 2003; and Director of AB Electrolux since April 2007. Director since July 2007. In determining that Mr. Lupo should serve as a director of the Company, the Governance and Nominating Committee considered his extensive experience serving on the boards of comparable companies. Mr. Lupo's considerable retail marketing experience was also an attribute that led the Governance and Nominating Committee to conclude that his skills fit with the needs of the Board of Directors.

CORPORATE GOVERNANCE

Board of Directors

        The Board of Directors provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. Members of the Board of Directors are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports made at Board of Directors and committee meetings by the Company's Chairman and Chief Executive Officer and other officers. The Board of Directors has five standing committees, the principal responsibilities of which are described below.

        A director is independent if the Board of Directors affirmatively determines that he or she has no material relationship with the Company and otherwise satisfies the independence requirements of the NASDAQ Stock Market and the Exchange Act. A director is "independent" under the NASDAQ Stock Market listing standards if, in the Board of Directors' opinion, the director has no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. According to these standards, a director is not independent if:

  •
  The director is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company.

  •
  The director has accepted, or has a family member who has accepted, any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) compensation for board or board committee service, (ii) compensation paid to a family member who is an employee (other than an executive officer) of the Company or (iii) benefits under a tax-qualified retirement plan or non-discretionary compensation.

  •
  The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer.

  •
  The director is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the Company's securities or (ii) payments under non-discretionary charitable contribution matching programs.

  •
  The director is, or has a family member who is, employed as an executive officer of another entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity.

  •
  The director is, or has a family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who personally worked on the Company's audit at any time during any of the past three years.

        Direct or indirect ownership of even a significant amount of our stock by a director who is otherwise independent as a result of the application of the foregoing standards will not, by itself, bar an independence finding as to such director.

        There were no related party transactions, relationships or arrangements involving our non-employee directors. The Board of Directors has reviewed the independence of all of our non-employee directors serving as of the end of 2009 and our nominees and found that each of them, namely William P. Carmichael, John S. Lupo, Ian R. Miller, S. Sam Park and Robert P. Rohleder, are independent within the meaning of the rules of the NASDAQ Stock Market and the Exchange Act. James R. Bazet, as Chairman and Chief Executive Officer of the Company, is not an independent director of the Company.

        The Board of Directors met eleven times in 2009 and Messrs. Bazet, Carmichael, Miller, Park and Rohleder each attended all of these meetings while Mr. Lupo attended ten of the meetings. In addition, Messrs. Bazet, Carmichael, Miller, and Rohleder attended all of the committee meetings on which they served while Mr. Lupo and Mr. Park each attended all but one of the meetings of the committees on which they served. We encourage, but do not require, our directors to attend annual meetings of shareholders. All of our directors attended the 2009 Annual Meeting of Shareholders.

Committees

        In 2009, the Board of Directors had standing Governance and Nominating, Audit, Compensation, Finance, and Stock Option Plan committees. Current committee membership follows:

Name	Governance and Nominating Committee		Audit Committee		Compensation Committee		Finance Committee		Stock Option Plan Committee
James R. Bazet							X
William P. Carmichael	X		X				X	*
John S. Lupo	X				X				X	*
Ian R. Miller					X	*			X
S. Sam Park	X	*	X				X
Robert P. Rohleder			X	*	X				X

*
Chair of the Committee

Governance and Nominating Committee

        The Board of Directors has established the Governance and Nominating Committee which is responsible for (i) identifying and recommending to the Board of Directors candidates to fill existing vacancies on, or to serve as additional members of, the Board of Directors or any committee thereof, (ii) considering, overseeing and implementing a process to evaluate the effectiveness of the Board of Directors (which may include an evaluation of the charters, structure, operations and membership qualifications for the Board of Directors or any committee thereof), (iii) reviewing at least annually and recommending modifications to the Board of Directors' corporate governance guidelines, (iv) reviewing and evaluating all shareholder nominees for director and (v) developing and making recommendations to the Board of Directors regarding director independence. The Board of Directors has adopted a Governance and Nominating Committee Charter, a copy of which is on the Company's website.

        The Governance and Nominating Committee consists of three directors, each of whom the Board of Directors has determined has no material relationship with us and is otherwise independent under the rules of the NASDAQ Stock Market and the Exchange Act. S. Sam Park (Chair), William P. Carmichael and John S. Lupo are members of the Governance and Nominating Committee. During 2009, the Governance and Nominating Committee met two times.

Nomination of Directors

        The Governance and Nominating Committee has not established any specific, minimum qualifications that must be met by director candidates or identified any specific qualities or skills that it believes our directors must possess. The Governance and Nominating Committee may take a wide range of factors into account in evaluating the suitability of director candidates, including the nominee's judgment, skill, integrity, diversity and business or other experience. It is the Governance and Nominating Committee's view that directors should have experience in positions with a high degree of responsibility, be leaders in the organizations with which they are affiliated, be selected based on contributions they can make to the Board of Directors and management and be free from relationships or conflicts of interest that could interfere with the director's duties to the Company and its shareholders.

        Although there is no specific policy on considering diversity, the Board of Directors and the Governance and Nominating Committee take various diversity-related considerations into account in the selection criteria for new directors. The Governance and Nominating Committee seeks members from diverse professional backgrounds to combine a broad spectrum of experience and expertise with a reputation for integrity. Some additional considerations may include gender, race, national origin, functional background and the diversity of perspectives that the candidate would bring to the Board of Directors. The Board of Directors believes that the diversity which exists in its composition provides significant benefit to the Company.

        The Governance and Nominating Committee does not have any single method for identifying director candidates but will consider candidates suggested by a wide range of sources, including the use of outside consultants.

        The Governance and Nominating Committee will consider director candidates recommended by our shareholders. Shareholders wishing to recommend a candidate to the Governance and Nominating Committee should do so by submitting the recommendation in writing to our Corporate Secretary at 6500 West Cortland Street, Chicago, IL 60707, and they will be forwarded to the Governance and Nominating Committee members for their consideration. Any such recommendation should include:

  •
  The number of shares of the Company held by the shareholder;

  •
  The name and address of the candidate;

  •
  A brief biographical description, including the candidate's occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

  •
  The candidate's signed consent to serve as a director if elected and to be named in the Proxy Statement.

        Once the Governance and Nominating Committee receives the recommendation, it may request additional information from the candidate about the candidate's independence, qualifications and other information that would assist the Governance and Nominating Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our Proxy Statement, if nominated. The Governance and Nominating Committee will apply the same standards in considering director candidates recommended by shareholders as it applies to other candidates.

        In 2010, all of the director nominees are directors standing for re-election.

Audit Committee

        The Board of Directors has established an Audit Committee for the purpose of overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) our compliance with legal and regulatory requirements, including our disclosure controls and procedures; (ii) our independent registered public accounting firm's qualifications, independence and services; and (iii) the performance of our audit of our consolidated financial statements by our independent registered public accounting firm. The Board of Directors has adopted an Audit Committee Charter, a copy of which is included on the Company's website.

        The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided to the Company by the independent registered public accounting firm, subject to any exceptions provided in the Exchange Act. These services may include audit services, audit-related services, tax services and other services. As part of its quarter-end review and analysis, the Company compares year-to-date fees paid to the independent registered public accounting firm to amounts pre-approved for audit services, audit-related services, tax services and other services as well as to the latest full-year estimates provided by the independent registered public accounting firm. This analysis provides the Company with the basis for monitoring services provided by the independent registered public accounting firm in accordance with pre-approved fees. Should the latest full-year estimates exceed pre-approved levels, this will be reported to the Audit Committee at the next scheduled meeting or earlier, if limits are expected to be exceeded before that time. The Audit Committee may delegate to one or more of its members the authority to grant such pre-approvals, provided that any such decision of such member or members must be presented to the full committee at its next scheduled meeting.

        The Audit Committee consists of three directors, each of whom the Board of Directors has determined has no material relationship with us and is otherwise independent under the rules of the NASDAQ Stock Market and the Exchange Act. In addition, all Audit Committee members must meet the heightened standards for independence for audit committee members imposed by the Securities and Exchange Commission ("SEC") and NASDAQ Stock Market. Under those heightened standards, a director may not serve on the Audit Committee if the director (i) has received any consulting, advisory, or other compensatory fees from us (other than in his or her capacity as a director), (ii) is our affiliate or the affiliate of any of our subsidiaries or (iii) has participated in the preparation of our financial statements or the financial statements of any of our subsidiaries at any time during the past three years. Each member of our Audit Committee satisfies this heightened standard. All Audit Committee members must be financially literate, and at least one member must have accounting or related financial management expertise. Robert P. Rohleder (Chair), William P. Carmichael and S. Sam Park are members of the Audit Committee. The Board of Directors has also determined that Robert P. Rohleder is an audit committee financial expert as such term is defined by the rules of the SEC. During 2009, the Audit Committee met ten times.

Compensation Committee

        The Board of Directors has established a Compensation Committee, which is responsible for (i) establishing the Company's general compensation philosophy, and overseeing the development and implementation of compensation programs, (ii) reviewing and approving corporate goals and objectives relevant to the compensation of the chief executive officer and other management, evaluating the performance of the chief executive officer and other management in light of those goals and objectives, and setting the chief executive officer's and other management's compensation levels based on this evaluation, (iii) administering and interpreting all salary and incentive compensation plans for officers, management and other key employees (except for options issued under the Company's stock option plans which are reviewed by the Stock Option Plan Committee), (iv) reviewing senior management compensation, (v) reviewing and approving for the chief executive officer and senior management, when and if appropriate, employment agreements, severance agreements and change in control provisions or agreements, (vi) reviewing management organization, development and succession planning, (vii) taking any actions relating to employee benefit, compensation, and fringe benefit plans, programs, or policies of the Company, (viii) evaluating and recommending to the Board of Directors appropriate compensation for the Company's directors, including compensation and expense reimbursement policies for attendance at Board and Committee meetings and any benefit plans in which directors are eligible to participate, (ix) overseeing regulatory compliance with respect to compensation matters, (x) reviewing and approving severance or similar termination payments to any executive officer of the Company, (xi) preparing reports on executive compensation and (xii) reporting activities of the Compensation Committee to the Board of Directors on a regular basis and reviewing issues with the Board of Directors as the Compensation Committee deems appropriate. The Compensation Committee's authority is set forth in a charter adopted by our Board of Directors, a copy of which is included on the Company's website.

        The Compensation Committee has unlimited authority with regard to compensation matters. The Compensation Committee receives recommendations from Mr. Bazet as to the salaries of our Named Executive Officers ("NEOs"), as defined under "Compensation Discussion and Analysis" on page 8 of this Proxy Statement, and the individual and Company thresholds to be used for our Executive Bonus Program. As noted under "Compensation Discussion and Analysis—The Elements of Our Compensation Program" on page 10 of this Proxy Statement, such performance thresholds are subject to approval and ratification of the Compensation Committee.

        The Compensation Committee has engaged The Delves Group, a compensation consultant, to assist the Compensation Committee in structuring compensation arrangements, especially with respect to Mr. Bazet's compensation, and advise it as to market practices with regard to equity incentive programs for similarly situated companies. The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of Mr. Bazet. Compensation Committee meetings are regularly attended by Mr. Bazet. At some meetings, the Compensation Committee also meets in executive session. The Compensation Committee's Chairman reports the committee's recommendations on executive compensation to the Board. Independent advisors and the Company's Human Resources Department support the Compensation Committee in its duties and, along with Mr. Bazet, may be delegated authority to fulfill certain administrative duties regarding compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to outside consultants by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the committee.

        The Compensation Committee consists of three directors, each of whom the Board of Directors has determined has no material relationship with us and is otherwise independent under the rules of the NASDAQ Stock Market and the Exchange Act. Ian R. Miller (Chair), John S. Lupo and Robert P. Rohleder are members of the Compensation Committee. During 2009, the Compensation Committee met nine times.

Finance Committee

        The Board of Directors has established a Finance Committee, which is responsible for reviewing and recommending to the Board of Directors financing plans and agreements and transactions that are under consideration by the Company. The Finance Committee's authority is set forth in a charter adopted by our Board of Directors, a copy of which is included on the Company's website.

        The Finance Committee consists of three directors, William P. Carmichael (Chair), James R. Bazet and S. Sam Park. During 2009, the Finance Committee did not meet, but took action by written consent one time.

Stock Option Plan Committee

        The Board of Directors has established a Stock Option Plan Committee, which is responsible for administering the Company's stock option plans. The Stock Option Plan Committee's authority is set forth in a charter adopted by our Board of Directors, a copy of which is included on the Company's website.

        The Stock Option Plan Committee consists of three directors, each of whom the Board of Directors has determined has no material relationship with us and is otherwise independent under the rules of the NASDAQ Stock Market and the Exchange Act. John S. Lupo (Chair), Ian R. Miller and Robert P. Rohleder are members of the Stock Option Plan Committee. During 2009, the Stock Option Plan Committee did not meet.

Board Leadership Structure

        The Board of Directors has chosen to combine the roles of Chairman and Chief Executive Officer. The Board determined that this structure, together with very active independent directors, is most appropriate and effective for the Company. The Board believes that this structure promotes efficiency, within the context of an active and independent Board, through more direct communication of critical information from the Company to the Board and from the Board to the Company. In addition, the Chief Executive Officer's extensive knowledge of the Company uniquely qualifies him to lead the Board in focusing on the issues that are most material to the Company.

Risk Oversight

        The Board of Directors and its Audit Committee are intimately involved in the risk management of the Company. Given the size of the Board of Directors and the long tenures of the directors, the directors themselves identify, analyze priority and monitor risks on a collective basis. Risk management is frequently discussed at board meetings and all of the directors are directly engaged in managing and oversight of the Company's risks. In addition, the Audit Committee identifies, analyzes priority and monitors financial risks. The Audit Committee reports to the Board regarding its financial risk assessments after each regularly scheduled Audit Committee Meeting.

SHAREHOLDER COMMUNICATIONS

        Any shareholder who desires to contact the non-management directors or the other members of our Board may do so by writing to: Cobra Electronics Corporation, Board of Directors, 6500 West Cortland Street, Chicago, IL 60707. Communications that are intended specifically for non-management directors should be addressed to the attention of the Chair of the Governance and Nominating Committee. All communications will be forwarded to the Chair of the Governance and Nominating Committee unless the communication is specifically addressed to another member of the Board, in which case, the communication will be forwarded to that director.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct and Ethics (the "Code"), which applies solely to the Company's officers, senior financial accounting and financial personnel and directors. The Company encourages all employees, officers and directors to promptly report any violations of the Code to the appropriate persons identified in the Code. Any waivers or amendments to the Code will be approved by the Board of Directors or the Governance and Nominating Committee and will be disclosed by publishing a statement on the Company's website. A copy of the Code is posted on our website at www.cobra.com.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth information as to the beneficial ownership of Common Stock, as of February 1, 2010, of each of the Company's directors and director nominees, each person named in the summary compensation table below and the Company's directors, director nominees and executive officers as a group.

Name	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Stock
James R. Bazet	214,253	(2)	3.1%
William P. Carmichael	27,000	(3)	*
Gerald M. Laures	81,900	(4)	1.2%
John S. Lupo	2,000		*
Ian R. Miller	7,000	(5)	*
Anthony A. Mirabelli	16,000	(6)	*
S. Sam Park	10,199	(7)	*
Robert P. Rohleder	5,000		*
Michael Smith	165,130	(8)	2.4%
All directors, director nominees and executive officers as a group (9 persons)	528,482	(9)	7.7%

*
Less than 1% of the outstanding Common Stock.
(1)
Except as otherwise disclosed, beneficial ownership includes both sole investment and voting power with respect to the shares indicated.
(2)
The amount includes 156,250 shares, which Mr. Bazet may acquire pursuant to the exercise of stock options. Mr. Bazet's address is 6500 West Cortland Street, Chicago, Illinois 60707.

(3)
The amount includes 7,000 shares, which Mr. Carmichael may acquire pursuant to the exercise of stock options.
(4)
The amount includes 7,500 shares, which Mr. Laures may acquire pursuant to the exercise of stock options.
(5)
The amount represents 7,000 shares, which Mr. Miller may acquire pursuant to the exercise of stock options.
(6)
The amount includes 15,000 shares, which Mr. Mirabelli may acquire pursuant to the exercise of stock options.
(7)
The amount includes 4,199 shares and 3,000 shares owned by The Xandi Park Trust and The Tephi Park Trust, respectively, for both of which Mr. Park is trustee.
(8)
The amount includes 163,530 shares, which Mr. Smith may acquire pursuant to the exercise of stock options.
(9)
The amount includes 356,280 shares, which directors and executive officers may acquire pursuant to the exercise of stock options.

        To the knowledge of the Company, the only beneficial owners as of February 5, 2010 of more than 5% of the outstanding shares of Common Stock are as follows:

Name and Address	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Stock
Timothy John Stabosz	610,558	(2)	9.4%
1307 Monroe Street
LaPorte, IN 46350
Franklin Resources, Inc.	540,000	(3)	8.3%
One Franklin Parkway
San Mateo, CA 94403-1906
Dimensional Fund Advisors LP	416,077	(4)	6.4%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

(1)
Beneficial ownership includes both sole investment and voting power with respect to the shares indicated.
(2)
This information is based upon a Schedule 13D/A filed by Timothy John Stabosz with the SEC on February 5, 2010. Mr. Stabosz has sole voting power and sole dispositive power over 610,558 shares.
(3)
This information is based upon a Schedule 13G filed by Franklin Resources, Inc. ("FRI") with the SEC on February 6, 2009. The securities reported are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of FRI. Investment management contracts grant to such subsidiaries all investment and/or voting power over the securities owned by such investment management clients, unless otherwise noted. The Schedule 13G indicates that, as of December 31, 2008, Franklin Advisory Services, LLC had sole voting power and sole dispositive power over 540,000 shares. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI, Charles B. Johnson, Rupert H. Johnson, Jr. and each of the investment management subsidiaries disclaim any pecuniary interest in any of the shares.
(4)
This information is based upon a Schedule 13G/A filed by Dimensional Fund Advisors LP ("Dimensional") with the SEC on February 8, 2010. Dimensional has sole voting power over 416,077 shares none of which are actually owned by it. Dimensional (formerly, Dimensional Fund Advisors Inc.), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. Dimensional disclaims beneficial ownership of such shares.

COMPENSATION DISCUSSION AND ANALYSIS

        This section provides information regarding the compensation program in place for our principal executive officer, principal financial officer and the Company's other named executive officers ("NEOs") for 2009. It includes information regarding, among other things, the overall philosophy and objectives of our compensation program and each element of compensation that we provide.

Compensation Philosophy and Policies

        The Compensation Committee's overall goal in designing our compensation program is to maximize the interests of our shareholders. In order to do so, the Compensation Committee has designed the Company's compensation program to promote individual performance and to be competitive with market practices in order to attract, retain and motivate talented individuals. The Company's compensation program also seeks to hold our executives accountable and reward them appropriately for the success of our Company. Accordingly, the Compensation Committee strives to create an executive compensation program that is competitive as well as reflective of Company-wide, segment and/or individual performance. The Compensation Committee recognizes that certain elements of compensation are better suited to achieving different compensation objectives. The Company's executive compensation program includes base salaries, annual performance-based bonuses, equity awards and a deferred compensation program. We believe that base salaries, which are focused on the market practices of similarly situated companies, are designed to attract and retain our executives. For this purpose, the Compensation Committee uses salary survey data of comparably situated companies from Economic Research Institute to guide it in its compensation recommendations. Bonuses, however, are designed to motivate our NEOs to achieve specific performance goals that the Compensation Committee has determined are in the best interest of the Company and its shareholders. The other elements of compensation are set primarily based on market practices and are driven by the Compensation Committee's philosophy that personal benefits, including retirement and health and welfare benefits, should be available to the Company's employees on a non-discriminatory basis.

Objectives of Our Compensation Program

        The Compensation Committee administers the Company's various incentive plans, including its annual incentive plan, other than the Company's stock option plans. In addition, the Compensation Committee reviews in detail with the Board of Directors the compensation of the NEOs. The Stock Option Plan Committee administers the Company's stock option plans.

        The compensation policy of the Company, which is endorsed by the Compensation Committee and the Stock Option Plan Committee, is designed to align the interests of the Company's executive officers and key employees with that of the Company's shareholders and to advance the interests of the Company and its shareholders by attracting, retaining and motivating well-qualified executive officers and key employees and aligning their interests with those of the Company's shareholders. The program is organized around four fundamental principles:

A Significant Portion of the NEO's Compensation Opportunity Should Be Performance-Based

        Our compensation program is designed to reward superior performance. Therefore, it is the Company's policy that a significant portion of the incentive compensation of each NEO relates to and must be contingent upon the performance of the Company, as well as the individual contribution of each officer. In terms of cash compensation, each of our NEOs is entitled to bonus opportunities pursuant to the terms of the NEO's employment agreement, if any, or the 2009 Executive Incentive Payment Plan. Whether and to what extent bonuses are paid depends entirely on the extent to which the Company-wide, segment and/or individual goals set by the Compensation Committee or set forth in such NEO's employment agreement are attained.

A Portion of NEO Compensation May Be Delivered in the Form of Equity Awards

        The Stock Option Plan Committee may grant options to purchase shares of the Company's common stock under the Company's stock option plans to certain key employees. The Compensation Committee may recommend to the Board of Directors, subject to approval by the Stock Option Plan Committee, that certain key employees be granted options to purchase common stock under the Company's stock incentive plans. In 2009, the Compensation Committee recommended and the Stock Option Plan Committee granted no plan-based awards to the NEOs.

Our Compensation Program for NEOs Should Enable Us to Compete for High-Quality Executive Talent

        Shareholders are best served when we can attract and retain talented executives with compensation packages that are competitive but fair. In making compensation decisions with respect to each element of compensation, the Compensation Committee considers the competitive market for executives and compensation levels provided by comparable companies. As part of its decision-making process, the Compensation Committee uses, as a guide, salary survey data of comparably situated companies from Economic Research Institute. The Compensation Committee regularly reviews the compensation practices of companies with which it competes for talent, including businesses engaged in activities similar to those of the Company, specifically small and mid-sized consumer electronics products companies, as well as publicly held businesses with a scope and complexity similar to that of the Company. The Compensation Committee does not attempt to set each compensation element for each executive within a particular range relative to levels provided by comparable companies. Instead, the Compensation Committee uses market comparisons as one factor in making compensation decisions. Other factors considered when making individual executive compensation decisions include individual contribution and performance, reporting structure, internal pay relationship, complexity and importance of the NEO's role and responsibilities, leadership and growth potential. In addition, when making decisions with regard to the compensation of our NEOs, the Compensation Committee also considers the perquisites that each NEO receives, the deferred compensation arrangements for such NEO and the post-termination commitments applicable to such NEO, as well as the aggregate compensation received by such NEOs in past years.

Our Compensation Program for NEOs Should Be Fair and Perceived as Such, Both Internally and Externally

        The Compensation Committee strives to create a compensation program that will be perceived as fair, both internally and externally. It accomplishes this by comparing the compensation that is provided to our NEOs (i) to the compensation, as described above, provided to officers of comparable companies as a means to measure external fairness; and (ii) for equity awards, to other senior employees of the Company, as a means to measure internal fairness, generally by reviewing aggregate compensation received by such NEO in past years.

The Elements of Our Compensation Program

        This section describes the various elements of our compensation program for NEOs, together with a discussion of various matters relating to those items, including why the Compensation Committee chooses to include the items in the compensation program.

Cash Compensation

        Our 2009 compensation program for NEOs was designed so that a significant portion of their total compensation was delivered in the form of cash or incentive payment opportunities. Cash compensation is paid in the form of salary or incentive payments pursuant to the NEO's employment agreement or the 2009 Executive Incentive Payment Plan. Performance-based incentive payments are included in the NEO's compensation package because they permit the Compensation Committee to incentivize our NEOs to pursue particular objectives that the Compensation Committee believes are consistent with the overall goals and strategic direction that the Board of Directors has set for the Company. The components comprising the cash portion of total compensation are described on pages 10 and 11 of this Proxy Statement.

        Salary.    Mr. Bazet's base salary for 2009 was determined pursuant to his employment agreement, which commenced May 5, 2009 and replaced his prior employment agreement that expired on July 31, 2009. Mr. Bazet's annual salary pursuant to this agreement is $545,385, subject to annual review and increase by the Compensation Committee of the Company's Board of Directors (with each such increase being of an amount that is no less than 3% of Mr. Bazet's prior annual salary). For Messrs. Smith, Mirabelli and Laures, the base salary for each NEO was determined by the Compensation Committee at its meeting in February 2009, with increases effective March 22, 2009. In reviewing and setting the annual salary of Messrs. Smith, Mirabelli and Laures, the Compensation Committee considered each element of compensation paid to the NEOs, including perquisites, deferred compensation and post-termination compensation, as well as the historical compensation of such NEO. The Compensation Committee also considered Mr. Bazet's recommendation, which is based on individual contribution and performance, reporting structure, internal pay relationship, complexity, importance of the NEO's role and responsibilities, leadership and growth potential as well as salary survey data of comparably situated companies from Economic Research Institute. In reviewing the recommendations of Mr. Bazet, the Compensation Committee provided input to Mr. Bazet, and he submitted final recommendations to the Compensation Committee with respect to the base salaries of Messrs. Smith, Mirabelli and Laures. Such final recommendations reflected the input provided to Mr. Bazet by the Compensation Committee.

        Incentive Payments.    The amount of cash compensation that is provided in the form of an incentive payment is generally determined according to the amount that is provided in the form of salary and, assuming threshold performance levels are met, is usually a significant percentage of that amount. This weighting reflects the Compensation Committee's objective of ensuring that a substantial amount of each NEO's total compensation is tied to Company-wide, segment and/or individual performance goals. Mr. Bazet's employment agreement provides that he will be paid an annual performance bonus of 2.5% of the Company's consolidated operating profit, subject to adjustment for certain extraordinary or other nonrecurring or unusual items. For 2009, Mr. Bazet received no performance bonus pursuant to his employment agreement.

        Messrs. Smith and Mirabelli are entitled to incentive payments pursuant to their employment agreements, and Mr. Laures's incentive payment is determined according to the discretion of the Compensation Committee. Mr. Smith's employment agreement provides that he will be paid an annual incentive payment targeted at 35% of his base salary of which up to 65% is for the achievement of Company-wide or segment goals and up to 35% is for the achievement of individual performance goals that are set by the Compensation Committee. Pursuant to Mr. Mirabelli's employment agreement, he will be paid an annual incentive payment of 35% of his base salary for any year during which the Company meets or exceeds specified income targets established under the Executive Incentive Payment Plan. At the discretion of the Compensation Committee, the incentive payment for Mr. Laures in 2009 provides that he will be paid an annual incentive payment targeted at 35% of his base salary of which 65% is for the achievement of Company-wide goals and 35% is for the achievement of individual performance goals that are set by the Compensation Committee. The Compensation Committee believes that, for Messrs. Smith, Mirabelli and Laures, an incentive payment targeted at 35% of each NEO's base salary is at a level appropriate to provide sufficient motivation for each NEO to achieve specific performance goals that the Compensation Committee has determined are in the best interest of the Company and its shareholders and is consistent with the Company's historical allocation of cash compensation.

        The Compensation Committee implements the incentive payment structure contemplated by the employment agreements and granted to Mr. Laures through the 2009 Executive Incentive Payment Plan. This program provides cash incentive compensation to our NEOs (with the exception of Mr. Bazet) only if, and to the extent that, certain pre-established performance goals outlined for each NEO are met. Under the

2009 Executive Incentive Payment Plan, the performance goals consist of certain individual performance objectives and an operational component measured against targeted operating profit levels of the Company as discussed below. The Company's performance thresholds under the 2009 Executive Incentive Payment Plan were recommended by Mr. Bazet and were based on management's internal forecast of operating profit, which is approved annually by the Board of Directors. The process for developing this earnings forecast, is a "bottom up" approach, reflecting forecasts for all significant customers by product line and for major costs items. In addition, the individual performance goals, most of which are closely aligned with key initiatives identified during the Company's annual plan forecasting process, are recommended by Mr. Bazet to the Compensation Committee. In reviewing the recommendations of Mr. Bazet, the Compensation Committee provided input to Mr. Bazet, and Mr. Bazet submitted final recommendations to the Compensation Committee, which reflected the input provided to Mr. Bazet by the Compensation Committee.

        Under the 2009 Executive Incentive Payment Plan, each NEO who achieves 100% of his performance goals is entitled to receive a "target" award of 35% of his 2009 base salary, which the Compensation Committee believes sufficiently incentivizes our NEOs to pursue objectives consistent with the overall goals and strategic direction that the Board of Directors has set for the Company. Of this award, 35% is based on achieving individual performance objectives and a minimum operating profit threshold while the remaining 65% is based on achieving the target operating profit levels. The 2009 Executive Incentive Payment Plan also provides for incentive payments of 2.5% of the annual base salary in addition to the "target" award level if certain operating profit targets are reached. For purposes of the 2009 Executive Incentive Payment Plan, operating profit will be calculated based on the Company's consolidated results without regard to extraordinary or other nonrecurring or unusual items in accordance with generally accepted accounting principles unless the Compensation Committee determines that any such item shall not be disregarded. In order for the NEOs to receive any award based on achievement of individual performance objectives, the Company will have to achieve operating profit as calculated pursuant to the 2009 Executive Incentive Payment Plan.

        Under the 2009 Executive Incentive Payment Plan, at the end of the fiscal year, Mr. Bazet is responsible for assessing the actual performance of Messrs. Smith, Mirabelli and Laures against each NEO's performance goals and recommending any award under the 2009 Executive Incentive Payment Plan based on the percentage of individual performance objectives achieved and whether any of the target operating profit levels of the Company have been met. The Compensation Committee will review and approve the CEO's recommendations. For 2009, the performance goals under the 2009 Executive Incentive Payment Plan were not achieved and, accordingly, no incentive payments were made to Messrs. Smith, Mirabelli or Laures under such plan.

Equity Compensation

        As described above, the Compensation Committee, in consultation with the Stock Option Plan Committee, may provide that a portion of each NEO's compensation be in the form of equity awards. We grant equity awards to our NEOs because we believe that such awards serve to align the interests of our NEOs and our shareholders. The Compensation Committee has engaged The Delves Group, a compensation consultant, to assist the Compensation Committee in evaluating its equity programs and advise it as to market practices with regard to equity programs for similarly situated companies, including various types of equity compensation plans. In its role as compensation consultant, The Delves Group met with the Chairman of the Compensation Committee periodically and provided reports and other materials to the Compensation Committee in order to advise it regarding decisions about equity awards.

        The number of stock options provided to each NEO in a given year is generally determined by the Stock Option Plan Committee. The Stock Option Plan Committee makes decisions regarding appropriate grants of stock options, and these grant levels are set based on the position level of key employees. When determining the grant levels that apply to each position level, the Stock Option Plan Committee considers the Company's financial performance, each key employee's level of responsibility, historical award data and the total shares remaining available for grant under the Company's stock option plans. In determining award sizes, the Stock Option Plan Committee does not assign specific weights to these factors. Rather, the factors are evaluated on an aggregate basis. In determining the amount of the awards made to the NEOs, the Stock Option Plan Committee considers the limited number of shares available and the internal fairness of the grants, including the relative differences in grant sizes of the NEOs and other key employees at the same level in the Company, as well as the recommendations of Mr. Bazet. In 2009, the Stock Option Plan Committee granted no plan-based awards to the NEOs.

        While the bulk of our stock option awards to NEOs have historically been made pursuant to the NEOs' employment agreements, the Stock Option Plan Committee retains the discretion to make additional awards to NEOs at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise. The Stock Option Plan Committee will continually evaluate its equity award program and consider factors such as the relative merits of cash and equity as a device for retaining and incentivizing the NEOs. We do not have any program, plan or practice to time awards in coordination with the release of material non-public information.

Perquisites

        Our NEOs receive perquisites provided by or paid for by us. Messrs. Bazet, Smith and Mirabelli receive, pursuant to their employment agreements, an annual allowance of $25,000, $10,000 and $10,000, respectively, for perquisites of their choice. At the discretion of the Compensation Committee, Mr. Laures also receives an annual allowance of $10,000 for perquisites of his choice. The perquisites selected by these executives have included car allowances, health-club memberships and purchases of exercise equipment. We provide these perquisites because these perquisites are provided to named executive officers by many of the companies with which we compete for executive talent. It is therefore necessary for retention and recruitment purposes that we do the same in order for our compensation to remain competitive.

        The Compensation Committee reviews the perquisite allowance provided to its NEOs on a regular basis in an attempt to ensure that the allowance continues to be appropriate in light of the Compensation Committee's overall goal of designing a compensation program for NEOs that maximizes the interests of our shareholders.

Retirement Plans

        We maintain certain benefit plans, which we refer to as deferred compensation plans and that provide retirement benefits to certain executives and members of management.

        These deferred compensation plans are not funded plans, and, except for Mr. Bazet pursuant to his employment agreement, the Company is under no obligation to set aside any funds for the purpose of making payments under such plans. Pursuant to Mr. Bazet's employment agreement, the Company is required to place amounts invested with respect to Mr. Bazet's deferred compensation plan into a Rabbi Trust for his benefit. While the Company does not set aside any funds to fund the deferred compensation plans, the Company maintains insurance policies on the lives of certain current and former senior executives to provide a mechanism to pay retirement benefits under its deferred compensation plans and recoup the cost through death benefits. The Company's insurance policy on the life of Mr. Bazet is held in the Rabbi Trust as described above. Any payments under the deferred compensation plans will be made out of the general assets of the Company. We provide this benefit to remain competitive and attract and retain our NEOs.

        Additional information regarding our deferred compensation plans is found under the heading "2009 Pension Benefits" on pages 16 and 17 of this Proxy Statement.

Post-Termination Compensation

        Certain members of our senior management team, including our NEOs, are entitled to post-termination compensation pursuant to either the terms of such NEO's employment agreement or the deferred compensation plan applicable to such NEO. These agreements and arrangements provide for payments and other benefits if the NEO's employment terminates for a qualifying event or circumstance, such as being terminated without "Cause" or upon a "Change of Control," as these terms are defined in the applicable agreements and plan documents. Additional information regarding the Company's severance arrangements, including a definition of key terms and a discussion of benefits that would have been received by our NEOs had termination occurred on December 31, 2009, is found under the heading "Potential Payments upon Termination or Change in Control" on pages 18-22 of this Proxy Statement.

        The Compensation Committee believes that these severance arrangements are an important part of overall compensation for our NEOs. The Compensation Committee believes that these arrangements will help to secure the continued employment and dedication of our NEOs, notwithstanding any concern that they might have at such time regarding their own continued employment, prior to or following a transaction resulting in a change in control of the Company. The Compensation Committee also believes that these arrangements are important as a recruitment and retention device, as all or nearly all of the companies with which we compete for executive talent have similar agreements in place for their senior employees.

Savings Plan

        Under our Cobra Electronics Corporation Profit Sharing and 401(k) Incentive Savings Plan (the "Savings Plan"), a tax-qualified retirement savings plan, participating employees, including our NEOs, may contribute up to 75% of their base salaries on a before-tax basis, up to the yearly statutory maximum, into their Savings Plan accounts. In addition, under the Savings Plan, we match an amount equal to $.50 for every $1.00 contributed by the participant up to 6% of each participant's contribution, not to exceed the statutory maximum. Amounts held in Savings Plan accounts may not be withdrawn prior to the employee's termination of employment, death or disability or such earlier time as the employee reaches the age of 59 1/2, subject to certain exceptions set forth in the regulations of the IRS.

        Pursuant to IRS rules, effective for 2009, the Savings Plan limits the "annual additions" that can be made to a participating employee's account to $49,000 per year. "Annual additions" include our matching contributions, before-tax contributions made by us at the request of the participating employee under Section 401(k) of the Internal Revenue Code, and employee after-tax contributions.

        Of those annual additions, the current maximum before-tax contribution is $16,500 per year. In addition, no more than $245,000 of annual compensation may be taken into account in computing benefits under the Savings Plan.

        Participants age 50 and over may also contribute, on a before-tax basis, and without regard to the $49,000 limitation on annual additions or the $16,500 general limitation on before-tax contributions, catch-up contributions of up to $5,500 per year.

        The Savings Plan also allows the Company to make discretionary profit sharing contributions to the Savings Plan for the benefit of participating employees, including our NEOs, for any calendar year in an amount determined by the Board of Directors. Whether or not the Board of Directors makes a discretionary contribution and the size of such contribution is dependent upon the performance of the Company. A participant's share of the discretionary contribution is determined pursuant to that participant's eligible wages for the calendar year as a percentage of eligible wages for all participants for the calendar year. In 2009, the Board of Directors did not make a discretionary profit sharing contribution to the Savings Plan.

        We maintain the Savings Plan for our employees, including our NEOs, because we wish to encourage our employees to save some percentage of their cash compensation for their eventual retirement. The Savings Plan permits employees to make such savings in a manner that is relatively tax efficient.

Code of Ethics.

        The Cobra Electronics Corporation Code of Business Conduct and Ethics for Officers, Senior Financial Accounting and Financial Personnel and Directors (the "Code of Ethics") prohibits our directors, officers and accounting and finance personnel from engaging in selling short our common stock. The Code of Ethics also prohibits our directors and NEOs from buying or selling our common stock for at least three business days after material nonpublic information is released to the public. Additionally, the Code of Ethics prohibits our directors and NEOs from buying or selling our common stock thirty days prior to and three business days after the Company's first, second and third quarter earnings releases and sixty days prior to and three business days after the fourth quarter earnings release.

2010 Executive Incentive Payment Plan

        On March 12, 2010, the Compensation Committee adopted the 2010 Executive Incentive Payment Plan for the Company's executive officers, including the NEOs (other than Mr. Bazet). Under the 2010 Executive Incentive Payment Plan, the NEOs are entitled to earn cash bonus compensation based upon the achievement by the Company of a pre-established performance goal for 2010 outlined in the 2010 Executive Incentive Payment Plan. The performance goal consists of a targeted pre-tax profit level of the Company. 100% of the "target" award for each participant in the plan will be based on the Company exceeding the target pre-tax profit levels. If the performance goal is exceeded, each participant will receive his pro rata portion (calculated based on the "target" award of such participant measured against the aggregate target awards of all participants) of such excess until all of the participants in the plan receive their full "target" awards. Under the plan, the "target" award for each NEO (other than Mr. Bazet) is 17.5% of his base salary. In addition, Messrs. Smith and Mirabelli will be entitled to receive an additional incentive payment equal to 17.5% of their respective base salaries if the Company's pre-tax profit exceeds a higher pre-established performance level. For purposes of the 2010 Executive Incentive Payment Plan, pre-tax profit will be calculated based on the Company's consolidated results, without regard to extraordinary or other nonrecurring or unusual items in accordance with generally accepted accounting principles unless the Compensation Committee determines that any such item shall not be disregarded.

        The Compensation Committee's objective in formulating the 2010 Executive Incentive Payment Plan for the Company's executive officers, including the NEOs (other than Mr. Bazet), was to establish the Company's pre-tax profit targets at levels that are challenging. Accordingly, the Compensation Committee believes that achievement of the required performance to receive incentive payments under the plan is possible, although not easily obtainable, because it would require the Company to exceed its anticipated level of pre-tax profit in order for participants to receive incentive payments and will require the Company to exceed its anticipated level of pre-tax profit by a substantial amount in order for Messrs. Smith and Mirabelli to receive their additional incentive payments.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors of the Company oversees the Company's compensation program on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

        In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the Company's Proxy Statement to be filed in connection with the Company's 2010 Annual Meeting of Shareholders, each of which will be filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE
Ian R. Miller (Chairman)
John S. Lupo
Robert P. Rohleder

 2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4) (5) (6)	Total ($)
James R. Bazet	2009	539,886	50,000	94,334	—	270,045	41,700	995,965
Chairman and Chief Executive Officer	2008	517,542	50,000	101,088	92,477	49,009	39,688	849,804
(principal executive officer)	2007	497,600	—	81,719	—	221,639	39,163	840,121
Michael Smith	2009	289,940	—	25,274	—	34,600	17,350	367,164
Senior Vice President and Chief Financial	2008	283,400	—	30,363	65,713	124,569	16,900	520,945
Officer (principal financial officer)	2007	272,500	—	33,022	—	102,209	20,680	428,411
Anthony A. Mirabelli	2009	292,600	—	25,156	—	(85,907)	25,600	257,449
Senior Vice President, Marketing and Sales	2008	286,000	—	26,957	27,500	75,053	16,900	432,410
	2007	275,000	—	21,792	—	50,994	21,875	369,661
Gerald M. Laures	2009	221,307	—	12,578	—	(66,127)	22,330	190,088
Vice President—Finance and Corporate	2008	216,315	—	13,478	13,250	46,484	16,373	305,900
Secretary	2007	209,000	—	10,896	—	40,104	16,151	276,151

(1)
Pursuant to Mr. Bazet's May 5, 2009 employment agreement, the amount shown in this column for 2009 includes an annual retention bonus of $50,000, which he is entitled to receive on each of May 5, 2009, May 5, 2010 and May 5, 2011, provided that Mr. Bazet's employment with the Company has not been terminated prior to such dates. The amount shown in this column for 2008 includes an annual retention bonus of $50,000, which was a special cash bonus to Mr. Bazet approved by the Compensation Committee on July 22, 2008, for the purpose of allowing him to use the after-tax proceeds thereof to make market purchases of shares of the Company's common stock, the amount of which totaled 13,900 shares.
(2)
Amounts shown in this column represent the aggregate grant date fair value for stock option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Based Compensation. For assumptions used in the valuation of such awards, see Note 14, "Stock-Based Compensation" in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009. As of December 31, 2009, Messrs. Bazet, Smith, Mirabelli and Laures had 175,000, 168,530, 20,000 and 10,000, respectively, of outstanding stock options with no aggregate in-the-money value described in the table shown on page 16.
(3)
Amounts shown in this column include the aggregate increase (decrease) in actuarial present value of each of the NEO's benefits under our Executive Deferred Compensation Plan, dated May 11, 1999 and our Deferred Compensation Plan for Select Executives, dated December 21, 1999, as applicable. The assumptions used to calculate the amounts shown are the same as those used for financial reporting purposes. The calculation of the deferred compensation liability for each NEO is determined by the use of several key assumptions, including anticipated compensation for each NEO and in part is dependent upon the anticipated future profitability of the Company, both of which may change from year to year.
(4)
Amounts shown in this column include perquisite allowances paid directly to our NEOs. Messrs. Bazet, Smith and Mirabelli receive, pursuant to the terms of their employment agreements, an annual allowance of $25,000, $10,000 and $10,000, respectively, for perquisites of their choice. At the discretion of the Compensation Committee, Mr. Laures received a $10,000 perquisite allowance for perquisites of his choice.
(5)
Amounts shown in this column include contributions made by the Company on behalf of each of the NEOs to the Cobra Electronics Corporation Profit Sharing and 401(k) Incentive Savings Plan. In 2009, the Company's match contributed $7,350 to each 401(k) account for Messrs. Bazet, Smith and Mirabelli and $6,090 to Mr. Laures' 401(k) account.
(6)
Amounts shown in this column include payouts of unused paid time off hours accrued under the Company's Paid Time Off program, which are subject to certain maximums depending on years of service and allows each NEO, at his discretion, to convert unused paid time off hours to cash. In 2009, Messrs. Bazet, Smith, Mirabelli and Laures received $10,183, $0, $8,250 and $6,240, respectively, for 2008 unused paid time off hours.

 NARRATIVE TO SUMMARY COMPENSATION TABLE

Employment Agreements

        During 2009, Messrs. Bazet, Smith and Mirabelli were employed pursuant to agreements with our Company. Mr. Laures did not have an employment agreement with the Company during 2009. On May 5, 2009, the Compensation Committee approved and the Company entered into a new employment agreement with Mr. Bazet that replaced his prior employment agreement that was set to expire on July 31, 2009. Mr. Bazet's new employment agreement expires July 31, 2012. The employment agreements for Messrs. Smith and Mirabelli have no expiration dates. Each employment agreement sets forth, among other things, the NEO's minimum base salary, bonus opportunities and entitlement to participate in our benefit plans.

        For 2009, the minimum base salary established by Mr. Bazet's new employment agreement was $545,385. The minimum base salaries established by the Compensation Committee for Messrs. Smith, Mirabelli and Laures were $291,902, $294,580 and $222,805, respectively. The salary of each of the NEOs is subject to an annual review by the Compensation Committee.

        In addition, the employment agreements provide annual performance bonuses for each of the NEOs. Mr. Bazet is entitled to 2.5% of the Company's consolidated operating profit, subject to adjustment for certain extraordinary or other nonrecurring or unusual items, plus an additional performance bonus amount payable of $50,000 or $75,000 if operating profit in any employment year exceeds $10 million (but is less than $15 million) or exceeds $15 million, respectively. Also, pursuant to Mr. Bazet's employment agreement that commenced on May 5, 2009, he is entitled to an annual retention bonus of $50,000 to be paid on each of May 5, 2009, May 5, 2010 and May 5, 2011, provided that his employment with the Company pursuant to the agreement has not been terminated prior to such dates.

        Pursuant to the terms of their employment agreements, Messrs. Smith and Mirabelli are entitled to a performance bonus if certain agreed upon performance goals are satisfied. For 2009, the terms of the performance bonus for Messrs. Smith, Mirabelli and Laures were governed by the 2009 Executive Incentive Payment Plan. As discussed in the "Compensation Discussion and Analysis" section of this Proxy Statement beginning on page 8, the Company's 2009 Executive Incentive Payment Plan provides cash bonus compensation to our NEOs (with the exception of Mr. Bazet) only if and to the extent that, certain pre-established performance goals of the Company for 2009 and individual performance goals outlined for each NEO are met. In 2009, Company and individual performance goals under the 2009 Executive Incentive Payment Plan were not satisfied and, accordingly, the NEOs did not receive performance bonuses under such plan.

        Pursuant to the employment agreements, each of the NEOs is also entitled to the following annual perquisite allowance: Mr. Bazet, $25,000; Mr. Smith, $10,000; and Mr. Mirabelli, $10,000. Under the employment agreements, Messrs. Bazet, Smith and Mirabelli are entitled to use such amounts for the perquisites of their choice. In the past, such perquisites have included car allowances, health-club memberships and purchases of exercise equipment. Mr. Laures' perquisite allowance is granted annually at the discretion of the Compensation Committee, and for 2009, Mr. Laures received a perquisite allowance of $10,000, to be used for the perquisites of his choice.

        The employment agreements and the deferred compensation plan applicable to each NEO provides for post-termination compensation. Please see "Potential Payments Upon Termination or Change in Control" beginning on page 18 of this Proxy Statement for a description of such arrangements.

Awards

        In 2009, the Compensation Committee did not recommend and the Stock Option Plan Committee did not grant plan-based awards to the NEOs.

Salary and Bonus in Proportion to Total Compensation

        Our compensation program for NEOs for 2009 was designed so that no portion of their total compensation was delivered in the form of equity awards in addition to cash or bonus opportunities. In 2009, our NEOs received all of their total compensation in the form of salary. Please see "Compensation Discussion and Analysis" beginning on page 8 of this Proxy Statement for a description of the objectives of our compensation program and overall compensation philosophy.

 2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
James R. Bazet	100,000		6.2500	7/31/10
	37,500	37,500	10.7800	2/28/17
Michael Smith	43,530		6.5625	1/30/11
	75,000		7.0300	1/30/12
	10,000		7.1500	1/14/13
	10,000		9.5500	2/18/14
	10,000		7.5600	1/17/15
	10,000	10,000	10.7800	2/28/17
Anthony A. Mirabelli	10,000	10,000	10.7800	2/28/17
Gerald M. Laures	5,000	5,000	10.7800	2/28/17

(1)
The following table provides information with respect to the vesting of each NEO's outstanding stock options:

Name	Award Type	Grant Date	2/28/10	2/28/11
James R. Bazet	Stock Options	3/01/07	18,750	18,750
			2/28/10	2/28/11
Michael Smith	Stock Options	3/01/07	5,000	5,000
			2/28/10	2/28/11
Anthony A. Mirabelli	Stock Options	3/01/07	5,000	5,000
			2/28/10	2/28/11
Gerald M. Laures	Stock Options	3/01/07	2,500	2,500

2009 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1) (2)	Payments During Last Fiscal Year ($)
James R. Bazet	Executive Deferred Compensation Plan	12	2,877,108	—
Michael Smith	Deferred Compensation Plan for Select Executives	8	1,013,723	—
Anthony A. Mirabelli	Deferred Compensation Plan for Select Executives	11	995,394	—
Gerald M. Laures	Deferred Compensation Plan for Select Executives	11	744,520	—

(1)
The amounts shown in this column include the actuarial present value at December 31, 2009 of each of the NEO's benefits under the Executive Deferred Compensation Plan, dated May 11, 1999, and the Deferred Compensation Plan for Select Executives, dated December 21, 1999, as applicable, and are recorded as long-term liabilities. The assumptions used to calculate the amounts shown are the same as those used for financial reporting purposes, except that, in accordance with the rules of the SEC, the retirement age for each of the NEOs is assumed to be the earliest time at which a participant may retire under the plan without any benefit reduction due to age.
(2)
This computation assumes Mr. Bazet is credited with 15 years of service under the plan.

The Executive Deferred Compensation Plan

        The Executive Deferred Compensation Plan was established by the Company to provide retirement benefits to Mr. Bazet described in his employment agreement. This plan was negotiated by the Company and Mr. Bazet at the time Mr. Bazet commenced employment with the

Company. Mr. Bazet began to vest in his benefits under the plan on August 1, 2001, when he was credited with four years of service and became 10% vested. Subsequently his vested percentage increased in 10% increments annually, to 40% vested, when he had seven years of service and, thereafter, increased in 20% increments until he was fully vested at ten years of service on August 1, 2007. Under the terms of the Executive Deferred Compensation Plan, Mr. Bazet will be deemed to have completed 12 years of service if his employment is terminated by the Company for reasons other than for cause (as defined in the plan) or he incurs a voluntary change in status (as defined in the plan) and ten years of service in the event of Mr. Bazet's disability or a change in control (as defined in the plan).

        If Mr. Bazet's employment is terminated for reasons other than death, his total annual benefits under the plan will be equal to 60% of his "average annual compensation" (the average of his salary and bonus for the three years in which that combined amount was the highest), multiplied by his vested percentage upon termination. As of December 31, 2009, Mr. Bazet had completed twelve years of service with the Company for purposes of the Executive Deferred Compensation Plan. The estimated benefits payable upon retirement to Mr. Bazet are not determinable because future salary information and the age at which Mr. Bazet will retire are unknown. Assuming that Mr. Bazet is fully vested under the Executive Deferred Compensation Plan upon retirement and that his average annual compensation equals the aggregate of his 2009 salary and bonus pursuant to his employment agreement, Mr. Bazet will be entitled to a yearly benefit under the plan of $353,932. If Mr. Bazet becomes entitled to retirement benefits under the plan, he will receive benefits for ten years, plus one year for each year of service in excess of ten years of service credited to Mr. Bazet, up to a maximum payment period of 15 years.

        Mr. Bazet's beneficiary is entitled to receive benefits under the Executive Deferred Compensation Plan in the event of Mr. Bazet's death while employed at the Company and prior to Mr. Bazet's receipt of retirement payments under the plan. Total annual benefits will be equal to the greater of (i) 100% of Mr. Bazet's annual salary in the year of his death and (ii) the amount of payment Mr. Bazet would have received if his employment had terminated for reasons other than his death or for cause.

Deferred Compensation Plan for Select Executives

        The Deferred Compensation Plan for Select Executives was established by the Company to provide retirement benefits to certain executives selected by the Company. Currently, the executives covered by the plan are Michael Smith, Anthony A. Mirabelli and Gerald M. Laures. A participant must be credited with at least four years of service with the Company (beginning on January 1, 1999) to be entitled to any benefits under the plan at which time the participant is 10% vested. If the participant remains employed with the Company beyond the four years, his vested percentage will increase in 10% increments annually until he reaches seven years of service and thereafter, his vested percentage will increase in 20% increments until he is fully vested at ten years of service. Under the terms of the Deferred Compensation Plan for Select Executives, the participant will be deemed to have completed ten years of service in the event of the participant's disability or a change in control (as defined in the plan).

        If the participant's employment is terminated for reasons other than death or for cause (as defined in the plan), the total annual benefits under the plan will be equal to 50% of the participant's "average annual compensation" (the average of the participant's salary and bonus for his last three years of employment with the Company), multiplied by his vested percentage upon termination. As of December 31, 2009, Messrs. Mirabelli and Laures had each completed eleven years of service with the Company and Mr. Smith had completed eight years of service with the Company for purposes of the Deferred Compensation Plan for Select Executives. The estimated benefits payable upon retirement to Messrs. Smith, Mirabelli and Laures under the plan are not determinable because future salary information and the age at which each participant will retire are unknown. Assuming, however, that each participant is fully vested under the Deferred Compensation Plan for Select Executives upon retirement and that each participant's average annual compensation equals the aggregate of such participant's 2009 salary and incentive plan compensation, Messrs. Smith, Mirabelli and Laures will be entitled to a yearly benefit under the plan of $144,970, $146,300 and $110,654, respectively. If a participant becomes entitled to retirement benefits under the plan, he will receive benefits for a ten year period.

        The participant's beneficiary is entitled to receive benefits under the Deferred Compensation Plan for Select Executives in the event of the participant's death while employed at the Company and prior to the participant's receipt of retirement payments under the plan. Total annual benefits will be equal to 50% of the participant's annual salary in the year of such participant's death.

        In the table on page 16 of this Proxy Statement, the present value of the current accrued benefit with respect to each NEO under both the Executive Deferred Compensation Plan and the Deferred Compensation Plan for Select Executives is based on assumptions about the discount rate and anticipated compensation for each individual covered by the plans, which in part is dependent upon the anticipated future profitability of the Company. The discount rate for 2009 was 7 percent, the same as used in 2008. The compensation increase assumptions are based on historical experience and anticipated future performance, including for Mr. Bazet forecasts of future consolidated operating income since his bonus is based on 2.5% of the Company's operating profit.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        As noted under "Post-Termination Compensation" on page 12 of this Proxy Statement, we have provided for post-termination compensation under our NEOs employment agreements and the deferred compensation plan applicable to such NEO. A description of the terms of each of these types of arrangements and a table that includes the post-termination payments from the deferred compensation plan applicable to such NEO, assuming termination occurred at December 31, 2009, follow:

Employment Agreements

        The employment agreements provide for payments of certain benefits, as described in the tables below, upon the termination of the employment of a NEO. The NEO's rights upon a termination of his or her employment depend upon the circumstances of the termination. Central to an understanding of the rights of each NEO under the employment agreements is an understanding of the definitions of "Cause" and, in the case of the employment agreement for Mr. Bazet, "Change in Status" and in the case of the employment agreements for Messrs. Smith and Mirabelli, "Material Negative Change," which are used in those agreements. For purposes of the employment agreements:

  •
  The Company has "Cause" to terminate the NEOs employment if (i) the NEO is convicted of embezzlement, misappropriation, theft or other criminal conduct related to the property or assets of the Company, (ii) in the case of Mr. Bazet, his conviction of a felony, or (iii) in the case of Messrs. Bazet and Smith, subject to certain exceptions, the willful refusal to perform or a substantial disregard of the NEO's duties.

  •
  Mr. Bazet may terminate his agreement for a "Change in Status" and Messrs. Smith and Mirabelli may terminate their agreements for a "Material Negative Change" (and thereby enabling the NEOs to gain access to certain benefits described below) if certain events occur. In the case of Mr. Bazet, a "Change in Status" is defined as follows: (i) subject to certain exceptions, Mr. Bazet's removal as a director of the Company prior to the termination of Mr. Bazet's full-time employment, (ii) Mr. Bazet's demotion in title, responsibilities or duties (other than Mr. Bazet's ceasing to be Chairman of the Board), (iii) the prevention of Mr. Bazet by the Board of Directors or employees of the Company from exercising the duties and responsibilities of the President or Chief Executive Officer, and, as a result, Mr. Bazet voluntarily terminates his employment with the Company, or (iv) an uncured breach of a material term of Mr. Bazet's employment agreement. In the case of Messrs. Smith and Mirabelli, a "Material Negative Change" is generally defined as follows: (a) (i) a material diminution in NEO's authority, duties or responsibilities as an officer of the Company, (ii) a material change in the geographic location at which the NEO must perform his services to the Company or (iii) a material breach by the Company of the terms of the NEO's employment agreement pursuant to which he provides services to the Company and (b) the NEO has: (i) provided notice to the Company of the existence of the material negative change within 90 days of the initial existence of such change, (ii) the Company does not remedy the material negative change within 30 days of the Company's receipt of such written notice and (iii) as a result of the material negative change not being remedied, the NEO's employment by the Company terminates after such 30-day period and not later than twelve months after the initial existence of one or more of the material negative changes, and such termination is not by the Company for Cause or after the occurrence of an event constituting Cause.

        The employment agreements generally include non-compete and non-solicit provisions that would apply for the period during which Messrs. Bazet and Smith receive their respective severance payments and, in the case of Mr. Mirabelli, one year with respect to non-solicit provisions following the NEO's termination of employment. The employment agreements also include confidentiality provisions that would apply for an unlimited period of time following the NEO's termination of employment.

        The benefits to be provided to the NEO in each of those situations are described in the tables, shown on pages 19-22 of this Proxy statement, which assume that the termination had taken place on December 31, 2009, the last day of our most recent fiscal year.

Payment Obligations Under Employment Agreements upon Termination of Employment of NEO

        The following tables set forth our payment obligations under the Employment Agreements under the circumstances specified upon a termination of the employment of our NEOs. The table assumes that the termination took place on December 31, 2009:

Mr. Bazet's Employment Agreement

	For Cause	Death or Disability		Without Cause	Company Fails to Deliver Timely Notice Agreement of Renewal	Change in Status
Unpaid base salary through date of termination	X	X		X	X	X
Earned but unpaid bonus for fiscal years ending prior to termination		X	(1)	X	X	X
Employee benefits accrued and vested through date of termination	X	X		X	X	X
Gap Insurance Coverage (2)		X		X	X	X
Termination Date Payment of $32,000		X	(3)	X	X	X
Severance Payments (4)				X	X	X
Earned but unpaid bonuses for fiscal years ending after the termination date		X		X	X
Vesting of Stock Options (5)			(6)	X	X	X

(1)
The employment agreement provides that such bonus shall be pro-rated to the date of death or disability.
(2)
The employment agreement provides that the Company shall pay for health insurance coverage for Mr. Bazet and his spouse from the date of termination of the COBRA insurance coverage until the earlier of (i) Mr. Bazet's 65th birthday and (ii) the date Mr. Bazet becomes eligible to obtain insurance coverage from another employer or, in the event of Mr. Bazet's death prior to the events in (i) and (ii), until the date that would have been Mr. Bazet's 65th birthday. The projected present value of this continued insurance coverage assuming (i) termination occurred on December 31, 2009, (ii) Mr. Bazet continues to receive such benefits until age 65, (iii) an annual discount rate of 7% and (iv) our health care costs remain constant is $19,886.
(3)
Mr. Bazet will be eligible to receive the Termination Date Payment of $32,000 in the event of termination by reason of disability.
(4)
Pursuant to Mr. Bazet's employment agreement, he is entitled to receive severance payments, payable every two weeks, in an amount equal to his regular base salary for (i)18 months in the case of termination for any reason other than for cause, disability or death or (ii) six months in the case of termination resulting from the Company's election not to renew the agreement or the failure of the Company to deliver timely notice of intention to renew. The projected present value of severance payments assuming (i) termination occurred on December 31, 2009, (ii) Mr. Bazet continues to receive such payments until the end of the severance term and (iii) an annual discount rate of 7% is $761,075.
(5)
Mr. Bazet's stock options will vest in the event of a change of control (as defined in the employment agreement). At December 31, 2009, any stock options that would have vested as a result of a change in control had no aggregate in-the-money value.
(6)
Stock options will be treated in accordance with their original terms. Pursuant to the 2000 Stock Option Plan, options may be exercised after the death of the optionee to the extent exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's beneficiary until the earliest to occur of (i) one year after the date of death and (ii) the expiration date of the option.

Mr. Smith's Employment Agreement

	For Cause	Death or Disability	Termination For Reasons Other Than Cause	Material Negative Change
Unpaid base salary through date of termination	X	X	X	X
Severance Payments (1)			X	X
Pro rata annual bonus earned but unpaid for fiscal years ending after the termination date		X	X	X
Medical and dental benefits (2)			X	X
Vesting of Stock Options (3) (4)			X	X
Outplacement Services (5)			X	X

(1)
Pursuant to Mr. Smith's employment agreement, he is entitled to receive severance payments, payable biweekly, in an amount equal to his regular biweekly salary until the Company has made 26 such payments. The projected present value of severance payments assuming (i) termination occurred on December 31, 2009, (ii) Mr. Smith continues to receive such payments until the end of the severance term and (iii) an annual discount rate of 7% is $281,554.
(2)
Mr. Smith's employment agreement provides that the Company shall, while making severance payments, pay for Mr. Smith's and his family's medical and dental benefits under the Company's health and dental plans for the period he elects COBRA coverage, or a maximum of 12 months. The projected present value of this continued insurance coverage assuming (i) termination occurred on December 31, 2009, (ii) an annual discount rate of 7%, (iii) 12 months of coverage and (iv) our health care costs remain constant is $19,039.
(3)
Mr. Smith's employment agreement provides that stock options previously issued but not yet exercisable shall immediately become exercisable upon a change in control (as defined in the employment agreement). At December 31, 2009, any stock options that would have vested as a result of a change in control had no aggregate in-the-money value.
(4)
Non incentive stock options granted pursuant to the terms of the current or previous employment agreements shall continue to become exercisable pursuant to the terms thereof and the schedule described in the prior employment agreements and shall remain exercisable until the Company ceases paying severance benefits to Mr. Smith.
(5)
The Company will provide Mr. Smith with the services of an executive outplacement service of his choice. The service will be subject to similar terms and conditions as the Company's other executive outplacement program, including a maximum fee of 15% of Mr. Smith's total compensation. Based on Mr. Smith's current salary, the maximum fee that the Company would be required to pay for such service as of December 31, 2009 is $43,785.

Mr. Mirabelli's Employment Agreement

	For Cause	Death or Disability	Termination For Reasons Other Than Cause	Material Negative Change
Unpaid base salary through date of termination	X	X	X	X
Severance Payments (1)			X	X
Pro rata annual bonus earned but unpaid for fiscal years ending after the termination date			X	X
Medical and dental benefits (2)	X	X	X	X
Vesting of Stock Options (3)			X	X
Outplacement Services (4)	X		X	X

(1)
The Company shall continue to make biweekly payments in an amount equal to Mr. Mirabelli's regular annual salary until the Company has made 26 such payments. The projected present value of severance payments assuming (i) termination occurred on December 31, 2009, (ii) Mr. Mirabelli continues to receive such payments until the end of the severance term and (iii) an annual discount rate of 7% is $284,137.
(2)
Regardless of the basis of termination, the Company shall pay for the continuation of Mr. Mirabelli's and his family's then existing medical and dental benefits for a period of one year. The projected present value of this continued insurance coverage assuming (i) termination occurred on December 31, 2009, (ii) an annual discount rate of 7% and (iii) our health care costs remain constant is $13,568.
(3)
Mr. Mirabelli's employment agreement provides that stock options previously issued but not yet exercisable shall immediately become exercisable upon a change in control (as defined in the employment agreement). At December 31, 2009, any stock options that would have vested as a result of a change in control had no aggregate in-the-money value.
(4)
The Company will provide Mr. Mirabelli with the services of an executive outplacement service of his choice. The service will be subject to similar terms and conditions as the Company's other executive outplacement program, including a maximum fee of 15% of Mr. Mirabelli's total compensation. Based on Mr. Mirabelli's current salary, the maximum fee that the Company would be required to pay for such service as of December 31, 2009 is $44,187.

Deferred Compensation Plans

        The Deferred Compensation Plans were established by the Company to provide retirement benefits to Messrs. Bazet, Smith and Mirabelli as described in their respective employment agreements. The definitions of "Cause" and "Change in Control" are central to an understanding of the NEO's rights under the Deferred Compensation Plans. Under the Deferred Compensation Plans:

  •
  The Company has "Cause" to terminate the NEOs employment if (i) the NEO is convicted of embezzlement, misappropriation, theft or other criminal conduct related to the property or assets of the Company, (ii) in the case of Mr. Bazet, his conviction of a felony, or (iii) in the case of Messrs. Bazet and Smith, subject to certain exceptions, the willful refusal to perform or a substantial disregard of the NEO's duties.

  •
  A "Change of Control" under the Deferred Compensation Plans means: (i) the acquisition of shares having at least 50% of the voting power of the Company and sufficient voting power to elect at least a majority of the Company's directors; (ii) as a result of certain types of transactions, a change in composition of the Board of Directors such that the directors immediately prior to the transaction do not constitute a majority of the Board of Directors immediately after the next meeting of shareholders following such transaction; or (iii) certain types of reorganizations, mergers or consolidations of the Company resulting in a change in ownership and Board of Directors.

  •
  In the case of the Deferred Compensation Plan applicable to Mr. Bazet, a "Voluntary Change in Status" occurs if: (i) Mr. Bazet is removed as a director prior to the termination of Mr. Bazet's full-time employment; (ii) Mr. Bazet is demoted in title or responsibilities and duties (other than Mr. Bazet's ceasing to be Chairman of the Board); (iii) Mr. Bazet is prevented from exercising the duties and responsibilities of the President or Chief Executive Officer and, as a result, Mr. Bazet voluntarily terminates the agreement; or (iv) there is an uncured material breach of Mr. Bazet's employment agreement.

Cobra Electronics Corporation Executive Deferred Compensation Plan

        Mr. Bazet is subject to the Cobra Electronics Corporation Executive Deferred Compensation Plan, dated December 2, 1999. Under this plan, if Mr. Bazet's employment is terminated for any reason other than his death, including Cause, Mr. Bazet shall be entitled to receive a payment every two weeks for a period of ten years (to be extended one year for each year Mr. Bazet is employed by the Company in excess of ten years, not to exceed 15 years). The amount of each payment shall be equal to the product of (i) Mr. Bazet's vested percentage based on years of service and (ii) 1/26th of 60% of the average of Mr. Bazet's salary and bonus paid during the highest three years of employment with the Company. The Deferred Compensation Plan further provides that Mr. Bazet will be deemed to have completed 12 years of service in the event Mr. Bazet's employment is terminated by the Company for reasons other than Cause or Mr. Bazet incurs a Voluntary Change in Status prior to completing 12 years of service. As of December 31, 2009, Mr. Bazet has completed twelve years of service and is 100% vested in his retirement benefits.

        The Executive Deferred Compensation Plan further provides that Mr. Bazet's beneficiary is entitled to certain benefits in the event of Mr. Bazet's death. In the event Mr. Bazet dies before receiving payments under the plan, Mr. Bazet's beneficiary shall be entitled to receive a payment every two weeks for either a ten year period or the payment period as determined on the date of death under the plan. The amount of each payment shall equal the greater of (i) 1/26th of 100% of the participant's annual salary for the year in which the participant's death occurs, determined as if Mr. Bazet had remained employed by the Company through December 31 of such calendar year, and (ii) the biweekly payment Mr. Bazet would have been entitled to receive had Mr. Bazet's employment terminated on the date of his death for reasons other than his death.

Cobra Electronics Corporation Deferred Compensation Plan for Select Executives

        Messrs. Smith, Mirabelli and Laures, are subject to the Cobra Electronics Corporation Deferred Compensation Plan for Select Executives, dated December 31, 1999. Under this plan, if the participant's employment is terminated for any reason other than his death or for Cause, the participant shall be entitled to receive a payment every two weeks for a ten year period. The amount of each payment shall be equal to the product of (i) the participant's vested percentage based on years of service and (ii) 1/26th of 50% of the average of the participant's salary and bonus paid during his last three years of employment with the Company. In the event of a Change in Control or the participant's disability while the participant is employed by the Company, the participant shall be deemed to have completed ten full years of service. As of December 31, 2009, Messrs. Mirabelli and Laures had each completed eleven years of service with the Company and Mr. Smith had completed eight years of service with the Company for purposes of the Deferred Compensation Plan for Select Executives.

        The Deferred Compensation Plan for Select Executives further provides that each participant's beneficiary is entitled to certain benefits in the event of such participant's death. In the event a participant dies before receiving payments under the plan, the participant's beneficiary shall be entitled to receive a payment every two weeks for a ten year period. The amount of each payment shall equal 1/26th of 50% of the participant's annual salary for the year in which the participant's death occurs.

2009 POTENTIAL PAYMENTS UNDER DEFERRED COMPENSATION PLANS

Name	Change in Control or Disability ($) (1) (2)	Death ($) (1) (2)	Reasons Other than Death or for Cause ($) (1) (3)
James R. Bazet	3,292,068	3,914,357	3,292,068
Michael Smith	1,334,786	1,047,555	800,889
Anthony A. Mirabelli	1,077,355	1,057,115	1,077,355
Gerald M. Laures	805,884	799,597	805,884

(1)
The projected present value of the retirement benefits assumes the termination event occurred on December 31, 2009 and an annual discount rate of 7%.
(2)
The NEO must be employed by the Company at the time of the event.
(3)
For Mr. Bazet the amount also is for termination as a result of a Change in Status. For Messrs. Smith and Mirabelli the amount also is for termination as a result of a Material Negative Change.

        The Deferred Compensation Plans do not include non-compete, non-solicit and confidentiality provisions of the sort found in the employment agreements.

 2009 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

        Mr. Bazet, as an employee of the Company, receives no additional fee for service as a director. Non-employee directors receive remuneration as shown in the table below:

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation	Total ($)
William P. Carmichael	40,450	—	—	40,450
John S. Lupo	32,700	—	—	32,700
Ian R. Miller	44,900	—	—	44,900
S. Sam Park	37,650	—	—	37,650
Robert P. Rohleder	51,500	—	—	51,500

(1)
Consists of the amounts described below under "Cash Compensation." Directors, who are not employees of the Company, receive an annual retainer of $12,000. In addition, for service as a committee chairperson, each receives the following annual retainer: Mr. Carmichael, $6,000 as Finance Committee chair; Mr. Lupo, $1,000 as Stock Option Plan Committee chair; Mr. Miller, $12,000 as Compensation Committee chair; Mr. Park, $6,000 as Governance and Nominating Committee chair; and Mr. Rohleder, $15,000 as Audit Committee chair. Amounts exclude fees for meetings held in 2008 but paid in 2009 as follows (i) for Mr. Carmichael, $1,500 for a meeting of the Board of Directors and (ii) for Mr. Lupo, Miller and Rohleder, $2,000 for a meeting of the Board of Directors and Compensation Committee meeting.
(2)
As of December 31, 2009, Messrs. Carmichael and Miller each had 7,000 outstanding stock options with no aggregate in-the-money value.

Cash Compensation

Retainers

        Directors who are not employees of the Company receive annual retainers of $12,000.

Attendance Fees

        Each non-employee director receives a fee of $1,500 for attendance at each Board of Directors meeting and a fee of $500 for attendance at each committee meeting, not to exceed one Board of Directors meeting and one committee meeting or two committee meetings on any one day. When a committee meeting occurs on the same day as a Board of Directors meeting or another committee meeting, the fee of the committee meeting or meetings is reduced to $400 for each such committee meeting. Mr. Bazet receives no additional compensation for serving on the Board of Directors or any of its committees.

Chairmanships

        Committee chairpersons are paid an additional annual retainer as follows: Governance and Nominating and Finance Committee chair, $6,000; Audit Committee chair, $15,000; Compensation Committee chair, $12,000; and Stock Option Plan Committee chair, $1,000.

Equity-Based Compensation

        The Company did not grant any options to purchase shares of the Company's common stock to the directors in 2009.

 RELATED PARTY TRANSACTIONS

        We or one of our subsidiaries may occasionally enter into transactions with certain "related persons." Related persons include our executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as "related party transactions." The Audit Committee is responsible for the review and approval of each related party transaction. As required by the Audit Committee Charter, no related party transactions may be entered into unless such transactions are approved by the Audit Committee. The Audit Committee considers all relevant factors when determining whether to approve a related party transaction including, without limitation, whether the terms of the proposed transaction are at least as favorable to us as those that might be achieved with an unaffiliated third party. Among other relevant factors, the Audit Committee considers the following:

  •
  The size of the transaction and the amount of consideration payable to a related person;

  •
  The nature of the interest of the applicable executive officer, director or 5% shareholder in the transaction;

  •
  Whether the transaction may involve a conflict of interest;

  •
  Whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties; and

  •
  Whether the proposed transaction is on terms and made under circumstances that are at least as favorable to us as would be available in comparable transactions with or involving unaffiliated third parties.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors of the Company oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements of the Company set forth in the Company's 2009 Annual Report to Shareholders and the Company's Annual Report on Form 10-K for the year ended December 31, 2009 with management of the Company. The Audit Committee also discussed with Grant Thornton LLP, independent registered public accounting firm for the Company, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles, the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard AU Section 380 (Communication with Audit Committees).

        The Audit Committee has received the written communication from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, has considered the compatibility of non-audit services with the auditors' independence, and has discussed with Grant Thornton LLP their independence from the Company.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for 2009 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Robert P. Rohleder (Chair)
William Carmichael
S. Sam Park

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

        Aggregate fees billed to the Company for the fiscal years ended December 31, 2009 and 2008 by Grant Thornton LLP ("Grant Thornton") are as follows:

	2009	2008
Audit Fees (1)	$435,249	$399,938
Audit Related Fees (2)	15,750	18,480
Tax Fees (3)	3,584	3,500

	$454,583	$421,918

(1)
The Audit fees cover: professional services performed by Grant Thornton in the audit of the Company's annual financial statements included in the annual report on Form 10-K; the review of financial statements included in the Company's quarterly reports on Form 10-Q; and services normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit-related fees consist of fees billed for assurance and related services performed by Grant Thornton that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes audits of the Company's employee benefit plan and consultations with respect to financial reporting and accounting standards and Sarbanes-Oxley Section 404 matters.
(3)
Tax fees consist of fees billed for the Cobra Electronics Europe Limited income tax return prepared by Grant Thornton.

        The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the Company's independent registered public accounting firm, and has established a policy concerning the pre-approval of services performed by the Company's independent registered public accounting firm. Each proposed engagement not specifically identified by the SEC as impairing independence is evaluated for independence implications prior to entering into a contract with the independent registered public accounting firm for such services. The Audit Committee has approved in advance certain permitted services whose scope is consistent with auditor independence. These services are (i) statutory audits of Company subsidiaries, (ii) services associated with SEC registration statements and other documents filed with the SEC, (iii) consultations related to adoption of new accounting or auditing pronouncements, disclosure requirements or other accounting related regulations, (iv) Sarbanes-Oxley Section 404 compliance matters and (v) the audit of the Company's employee benefit plan. Audit Committee pre-approved all Audit-Related fees in 2009 and 2008. The Audit Committee has advised the Board of Directors that it has determined that the non-audit services rendered by the Company's independent auditors during 2009 are consistent with maintaining the independence of Grant Thornton. In 2009, there were no instances in which the specified pre-approval requirement was waived.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on a review of copies of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Exchange Act which were furnished to the Company by persons who were, at any time during 2009 directors or executive officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock, the Company believes that all forms were filed in a timely manner during 2009.

PROPOSAL II—RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2010

        The Company's Audit Committee has appointed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accountants for the year ending December 31, 2010. Shareholder ratification of the appointment of Grant Thornton is not required; however, the Board of Directors has elected to seek such ratification. If the shareholders of the Company fail to ratify the appointment of Grant Thornton, the Audit Committee will reconsider the appointment of Grant Thornton.

        The Company expects representatives of Grant Thornton to be present at the 2010 Annual Meeting of Shareholders, and the representatives will be given an opportunity to make a statement if they choose to do so and to respond to questions from shareholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

 PROPOSAL III—APPROVAL OF THE COBRA ELECTRONICS CORPORATION 2010 EQUITY INCENTIVE PLAN

        The Board of Directors proposes that shareholders approve the Cobra Electronics Corporation 2010 Equity Incentive Plan (the "Plan"). The Plan is a new equity compensation plan that will consolidate all of the Company's option and equity programs under a single plan compliant with Section 162(m) of the Internal Revenue Code. The Plan was adopted by the Board of Directors to be effective upon, and subject to, approval by shareholders at the 2010 Annual Meeting. If approved, the Plan will replace the 2000 Stock Option Plan (which expired March 31, 2010) and the 2002 Outside Directors Stock Option Plan. The Board's approval and recommendation of the Plan follows a review and evaluation of the Company's existing compensation plans and a comparison, with assistance from outside advisors, of such plans with long-term incentive plans at many comparable companies. Based upon this review, the Board has concluded that it is important that the Company have an equity compensation plan available to provide equity incentives to attract, retain and motivate employees and that the Plan is the best vehicle for achieving the Company's compensation objectives and is consistent with similar plans at a number of comparable companies. The Board of Directors firmly believes that a broad-based stock option program and an equity participation program is a necessary and powerful employee incentive and retention tool that benefits all of the Company's shareholders.

        Approval of the Plan is intended to enable the Company to achieve many objectives, including:

  1.
  The ability to utilize a broader array of equity vehicles, including stock options, restricted stock or stock units, performance-based awards or stock appreciation rights, as deemed appropriate by the Stock Option Plan Committee and management. This flexibility, subject to stated grant limits, allows the Company to competitively attract, retain and motivate employees at all levels.

  2.
  Update, amend and revise the Company's plans to make them compliant with tax laws relating to deferred compensation and governance best practices. The Plan prohibits stock option repricing, as well as the use of discounted stock options.

  3.
  The ability to increase the Company's tax deduction for compensation paid to its executives. As described further below, the Company will benefit from Federal income tax deductions for certain performance-based awards granted under the Plan. The Plan is structured in a manner such that awards granted under it can satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the Internal Revenue Code. One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to, and approved by, the Company's shareholders. For purposes of Section 162(m), the material terms include: the employees eligible to receive awards, a description of the business criteria on which the performance goals may be based, and the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to awards under the Plan, each of these aspects is discussed below, and shareholder approval of the Plan is intended to constitute approval of each of these aspects of the Plan for purposes of the approval requirements of Section 162(m).

        Shareholders are requested in this proposal to approve the adoption of the Plan, including its performance-based provisions, in the form attached hereto as Appendix A.

        The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

        ACCORDINGLY, THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN.

Description of the Plan

        The following is a description of the Plan. This description is qualified in its entirety by reference to the Plan document, a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference.

        Plan Term.    The Plan term begins upon the date of approval by the shareholders of the Company and terminates on the date of the first annual meeting of shareholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors.

        Eligible Participants.    All officers, employees and non-employee directors of the Company and its subsidiaries and persons expected to become officers, employees or non-employee directors of the Company and its subsidiaries are eligible to receive awards under the Plan. The Stock Option Plan Committee shall determine the participants under the Plan. As of March 9, 2010, approximately 150 employees may participate under the Plan, and there are 5 individuals who serve or are expected to serve as non-employee directors of the Company who may participate under the Plan.

        Shares Authorized.    800,000 shares of the Company's Common Stock are available for awards granted under the Plan, subject to adjustment for stock splits and other similar changes in capitalization. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding equity awards granted under the Plan. To the extent that shares subject to an outstanding award granted under the Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the settlement of such award in cash, then such shares will again be available under the Plan. Shares that are subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, shares that are used to pay the exercise price of an option, shares delivered to or withheld by the Company to pay withholding taxes, and shares that are purchased on the open market with the proceeds of an option exercise may not again be made available for issuance.

        Shares of the Company's Common Stock available for issuance under the Plan include authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

        Award Types.    Awards include non-qualified and incentive stock options, stock-settled stock appreciation rights, restricted stock, unrestricted stock, restricted stock units and performance units any or all of which may be made contingent upon the achievement of performance criteria. Subject to the following Plan limits, the Stock Option Plan Committee has the discretionary authority to determine the size of an award.

        Plan Limits.    Subject to adjustment for stock splits and other changes in capitalization, (i) the maximum number of shares available under the Plan for restricted stock, unrestricted stock, restricted stock unit awards and performance unit awards settled with stock (i.e., all awards other than stock options and stock appreciation rights) is 800,000; (ii) the maximum number of shares with respect to which options or stock appreciation rights or a combination thereof may be granted during any fiscal year to any person is 300,000; (iii) the maximum number of shares with respect to which performance-based restricted stock or restricted stock units may be granted during any fiscal year to any person is 100,000; and (iv) the maximum amount that may be payable with respect to performance units granted during any fiscal year of the Company to any person is $1,000,000.

        Administration.    The Stock Option Plan Committee, which is made up entirely of independent directors, shall interpret, construe and administer the Plan. The Stock Option Plan Committee's interpretation, construction and administration of the Plan and all of its determinations thereunder shall be final, conclusive and binding on all persons.

        The Stock Option Plan Committee shall have the authority to determine the participants in the Plan, the form, amount and timing of any awards, the performance goals, if any, and all other terms and conditions pertaining to any award. The Stock Option Plan Committee may, subject to Section 162(m) of the Internal Revenue Code, take any action such that (i) any outstanding options and stock appreciation rights become exercisable in part or in full; (ii) all or any portion of a restriction period on any restricted stock or restricted stock units shall lapse; (iii) all or a portion of any performance period applicable to any performance-based award shall lapse; and (iv) any performance measures applicable to any outstanding award be deemed satisfied at the target level or any other level. The Stock Option Plan Committee may delegate some or all of its powers and authority to the Chief Executive Officer or other executive officer of the Company as the Stock Option Plan Committee deems appropriate, except for awards granted to any officer whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code or who is subject to Section 16 of the Securities Exchange Act.

        Only the Stock Option Plan Committee may make decisions concerning the timing, pricing or amounts of an award to such officers. The Stock Option Plan Committee may grant awards to foreign nationals on terms and conditions different than those specified in the Plan and adopt sub-plans to comply with foreign laws.

        Stock Options and Stock Appreciation Rights.    The Plan provides for the grant of stock options and stock appreciation rights. Stock options may be either tax-qualified incentive stock options or non-qualified options. The Stock Option Plan Committee will determine the terms and conditions of the exercisability of each option and stock appreciation right.

        The period for the exercise of a non-qualified stock option or a stock appreciation right will be determined by the Stock Option Plan Committee except that no option may be exercised later than ten years after its date of grant. The exercise price of a non-qualified stock option and the base price of a stock appreciation right will not be less than 100% of the fair market value of a share of Company Common Stock on the date of grant, provided that the base price of a stock appreciation right granted in tandem with an option will be the exercise price of the related option. A stock appreciation right entitles the holder to receive upon exercise (subject to tax withholding in the case of an employee) shares of Company Common Stock (which may be restricted stock) with a value equal to the difference between the fair market value of Company Common Stock on the exercise date and the base price of the stock appreciation right.

        Each incentive stock option will be exercisable for no more than ten years after its date of grant, unless the optionee owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of a share of Company Common Stock on its date of grant, unless the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Internal Revenue Code, currently 110% of fair market value of a share of Company Common Stock on its date of grant.

        Upon exercise of an option, the option exercise price may be paid in cash, by the delivery of previously owned shares of Company Common Stock, by the withholding of whole shares of Company Common Stock that would have otherwise been delivered upon exercise, or in cash by a broker-dealer. All of the terms relating to the exercise, cancellation or other disposition of an option or stock appreciation right upon an award holder's termination of employment, whether by reason of disability, retirement, death or any other reason, shall be determined by the Stock Option Plan Committee. Stock option and stock appreciation right awards under the Plan will be non-transferable.

        Stock Awards.    The Plan provides for the grant of stock awards. The Stock Option Plan Committee may grant a stock award as a restricted stock award, unrestricted stock award or a restricted stock unit award and, in the case of restricted stock awards and restricted stock unit awards, the Stock Option Plan Committee may determine that such award shall be subject to the attainment of performance measures over an established performance period. Stock awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or, in the case of a performance-based award, if applicable performance measures are not attained. All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a stock award upon an award holder's termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Stock Option Plan Committee.

        The agreement awarding restricted stock units will specify whether such award may be settled in shares of Company Common Stock, cash or a combination thereof and whether the holder will be entitled to receive dividend equivalents, on a current or deferred basis, with respect to such award. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a shareholder of the Company.

        Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock, except that (i) distributions other than regular cash dividends and (ii) regular cash dividends with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, will be held by the Company and will be subject to the same restrictions as the restricted stock.

        Performance Unit Awards.    The Plan also provides for the grant of performance unit awards. Each performance unit is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a specified cash amount or shares of Company Common Stock, which may be restricted stock, having a fair market value equal to such cash amount. Prior to the settlement of a performance unit award in shares of Company Common Stock, the holder of such award will have no rights as a shareholder of the Company with respect to such shares. Performance units will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the specified performance period. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance unit award upon an award holder's termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Stock Option Plan Committee.

        Performance Goals.    Under the Plan, the vesting or payment of performance-based awards will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the Stock Option Plan Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as described below, the performance goals will be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Company Common Stock of a specified fair market value for a specified period of time, earnings per share, return to shareholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, days sales outstanding, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. The Stock Option Plan Committee may amend or adjust the performance goals in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

        Deferrals.    The Stock Option Plan Committee may provide for the deferred delivery of shares of Common Stock or payment of cash upon the exercise or settlement of any award (other than stock options and stock appreciation rights) and may approve deferral elections made by holders of awards, to the extent consistent with Section 409A of the Internal Revenue Code.

        Amendment or Termination of the Plan.    The Board of Directors may amend or terminate the Plan, as it deems advisable, subject to any requirement of shareholder approval required by law, rule or regulation, including Section 162(m) of the Internal Revenue Code; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder and termination of the Plan may not affect the terms or conditions of any award granted prior to termination.

        Adjustment.    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization event, or any distribution to holders of the Company's

Common Stock other than a regular cash dividend, the Stock Option Plan Committee shall equitably adjust the number and class of securities available under the Plan, the terms of outstanding awards, and the share limitations described above, in its sole discretion.

        Change of Control.    In the event of (i) any acquisition by any person or group of 50% or more of the combined voting power of the Company, (ii) any change in a majority of the Board as a result of any tender offer or exchange offer, substantial purchase of equity securities, merger, consolidation, sale of assets or contested election, or any combination of the foregoing, with such change being measured from immediately prior to the transaction or transactions to the next meeting of shareholders immediately following the transaction or transactions or (iii) subject to certain exceptions, the consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company, then the Board, in its discretion, may (A) provide that (1) all outstanding options and stock appreciation rights will immediately become exercisable in full; (2) the restriction period applicable to any outstanding restricted stock award or restricted stock unit award will lapse; (3) the performance period applicable to any outstanding award will lapse; and (4) the performance measures applicable to any outstanding award will be deemed to be satisfied at the target or any other level; and (B) require that shares of stock of the corporation resulting from such transaction, or the parent thereof, be substituted for some or all of the shares of Company Common Stock subject to outstanding awards as determined by the Board of Directors, or require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of Common Stock in the corporation resulting from the transaction, or the parent thereof, or a combination of cash and shares.

Federal Income Tax Consequences.

        The following is a brief summary of certain United States Federal income tax consequences generally arising with respect to awards under the Plan. This discussion does not address all aspects of the United States Federal income tax consequences of participating in the Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States Federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any award granted under the Plan.

        Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's three most highly compensated executive officers other than the chief executive officer and chief financial officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance-based compensation, the following requirements must be satisfied: (1) the performance goals are determined by a committee consisting solely of two or more "outside directors," (2) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's shareholders and (3) if applicable, the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. As noted above, the Stock Option Plan Committee currently consists solely of "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. As a result, certain compensation under the Plan, such as that payable with respect to options, stock appreciation rights and performance units, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the Plan, such as any restricted stock or restricted stock unit award which is not subject to performance conditions, would be subject to such limit.

        Stock Options.    A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition and (2) the fair market value of those shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

        Stock Appreciation Rights.    A participant will not recognize taxable income at the time stock appreciation rights are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee) in an amount equal to the fair market value of any shares delivered, and the Company will be entitled to a corresponding deduction.

        Stock Awards.    A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at that time. If such election is made, a participant will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee) at the time the restricted stock is granted. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The Company is entitled to a corresponding deduction at the time ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        A participant will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee) at the time unrestricted stock is granted. The Company is entitled to a corresponding deduction at the time ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        Performance Unit Awards.    A participant will not recognize taxable income at the time performance units are granted and the Company will not be entitled to a tax deduction at that time. Upon the settlement of performance units, the participant will recognize compensation taxable as ordinary income (and subject to tax withholding in the case of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        New Plan Benefits.    Because benefits under the Plan will depend on the Stock Option Plan Committee's actions and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine at this time the benefits that might be received by officers, employees and non-employee directors if the Plan is approved by shareholders. As of March 23, 2010, the closing price of the Company's Common Stock was $2.78 per share.

        Vote Required.    The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE COBRA ELECTRONICS CORPORATION 2010 EQUITY INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

 SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

        In order to be considered for inclusion in the Company's proxy materials for the 2011 Annual Meeting of Shareholders, a shareholder proposal must be received by the Company no later than December 10, 2010. In addition, regardless of whether a shareholder nominee for director or other proposal is included in the Company's 2011 Proxy Statement as a nominee or proposal to be considered by shareholders, the Company's Bylaws establish an advance notice procedure for shareholder nominees and proposals to be brought before the annual meeting of shareholders. Shareholders at the 2010 Annual Meeting of Shareholders may consider a nomination or proposal brought by a shareholder of record on March 26, 2010 who is entitled to vote at the 2010 Annual Meeting and who has given the Company timely written notice, in proper form, of the shareholder's proposal or nomination. A shareholder nomination or proposal intended to be brought before the 2010 Annual Meeting must have been received by the Company after the close of business on January 30, 2010 and prior to the close of business on February 25, 2010. The Company did not receive notice of any shareholder nomination or proposal relating to the 2010 Annual Meeting.

        The 2011 Annual Meeting of Shareholders is expected to be held on May 10, 2011. A shareholder nomination or proposal intended to be brought before the 2011 Annual Meeting of Shareholders must be received by the Company after the close of business on January 31, 2011 and prior to the close of business on February 26, 2011. The Company's Bylaws contain specific information requirements regarding a shareholder's ability to nominate a director. All nominations and proposals should be directed to the attention of Gerald M. Laures, Corporate Secretary, 6500 West Cortland Street, Chicago, Illinois 60707.

REQUEST TO VOTE, SIGN, DATE AND RETURN PROXIES

        Whether or not you plan to attend the 2010 Annual Meeting of Shareholders on May 11, 2010, please mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

 OTHER MATTERS

        At the date of this Proxy Statement, other than the election of the Class III director, the ratification of the appointment of the Company's independent registered public accountants for the year ending December 31, 2010 and approval of the Cobra Electronics Corporation 2010 Equity Incentive Plan the Board of Directors is not aware of any matters that may be brought before the 2010 Annual Meeting. However, if any other matters properly come before the 2010 Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote that proxy in accordance with their judgment on such matters. In addition to use of the mails, the Company may also solicit proxies by telephone, telegraph or similar means. The Company's registrar and transfer agent, American Stock Transfer & Trust Company, will assist the Company in its solicitation of proxies and will not receive any additional fee for its services. In addition, the Company may engage other firms to assist the Company in its solicitation of proxies and, if such firms are engaged, they will be paid a customary fee by the Company for such solicitation. The expenses of American Stock Transfer & Trust Company and any additional solicitation firm will be paid by the Company (such expenses are not expected to exceed the amount normally expended for an uncontested solicitation in connection with an election of directors). Officers and other regular employees of the Company will not receive any additional compensation in connection with this solicitation.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE REQUIRED FINANCIAL STATEMENTS WILL BE FURNISHED WITHOUT CHARGE, BY FIRST CLASS MAIL, UPON THE WRITTEN OR ORAL REQUEST OF ANY SHAREHOLDER, INCLUDING ANY BENEFICIAL OWNER ENTITLED TO VOTE AT THE MEETING, DIRECTED TO THE ATTENTION OF GERALD M. LAURES, CORPORATE SECRETARY, 6500 WEST CORTLAND STREET, CHICAGO, ILLINOIS 60707, TELEPHONE: (773) 889-8870. SUCH REPORT IS ALSO AVAILABLE THROUGH THE COMPANY'S WEBSITE AT WWW.COBRA.COM.

By order of the Board of Directors,
Gerald M. Laures Secretary Cobra Electronics Corporation

Chicago, Illinois
April 1, 2010

 APPENDIX A

COBRA ELECTRONICS CORPORATION

2010 EQUITY INCENTIVE PLAN

I. INTRODUCTION

                1.1    Purposes.    The purposes of the Cobra Electronics Corporation 2010 Equity Incentive Plan (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders. As of the effective date of the Plan, no further awards shall be granted under the Prior Plans, as defined in Section 1.2.

                1.2    Certain Definitions.

        "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

        "Board" shall mean the Board of Directors of the Company.

        "Change in Control" shall have the meaning set forth in Section 6.8(b).

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) "independent" within the meaning of the rules of NASDAQ or, if the Common Stock is not listed on NASDAQ, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

        "Common Stock" shall mean the common stock, par value $0.33 1/3 per share, of the Company, and all rights appurtenant thereto.

        "Company" shall mean Cobra Electronics Corporation, a Delaware corporation, or any successor thereto.

        "Corporate Transaction" shall have the meaning set forth in Section 6.8(b).

        "Directors Option" shall mean the grant of a Nonqualified Stock Option to a Non-Employee Director pursuant to Article V.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported on NASDAQ on the date as of which such value is being determined or, if the Common Stock is not listed on NASDAQ, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

        "Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

        "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

        "NASDAQ" shall mean the Nasdaq Stock Market of the National Association of Securities Dealers, Inc. Automated Quotation System.

        "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

        "Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

        "Outstanding Voting Securities" shall have the meaning set forth in Section 6.8(b).

        "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder's interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, to the holder's receipt of the shares of Common Stock subject to such award or of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, net income before or after taxes, pretax earnings before interest, depreciation and/or amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, days sales outstanding goals, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. In the sole discretion of the Committee, but subject to Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

        "Performance Option" shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Performance Period" shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

        "Performance Unit" shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof, shares of Common Stock having a Fair Market Value equal to such cash amount.

        "Performance Unit Award" shall mean an award of Performance Units under this Plan.

        "Prior Plans" shall mean the Company's 1995 Key Employees Nonqualified and Incentive Stock Option Plan, 1998 Stock Option Plan, 2000 Stock Option Plan, 2000 Outside Directors Stock Option Plan and 2002 Outside Directors Stock Option Plan.

        "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

        "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

        "Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan.

        "Restriction Period" shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

        "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

        "Stock Award" shall mean a Restricted Stock Award, an Unrestricted Stock Award or a Restricted Stock Unit Award.

        "Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

        "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

        "Tax Date" shall have the meaning set forth in Section 6.5.

        "Ten Percent Holder" shall have the meaning set forth in Section 2.1(a).

        "Unrestricted Stock Award" shall mean an award of Unrestricted Stock under this Plan.

                1.3    Administration.    This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units and (iv) Performance Units. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units and the number of Performance Units subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Units shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

        The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

        No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

        A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

                1.4    Eligibility.    Participants in this Plan shall consist of such officers, other employees and nonemployee directors, and persons expected to become officers, other employees and nonemployee directors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

                1.5    Shares Available.    Subject to adjustment as provided in Section 6.7 and to all other limits set forth in this Section 1.5, 800,000 shares of Common Stock shall be available for all awards under this Plan, reduced by the sum of the aggregate number of shares of Common Stock under this Plan which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Units Awards. To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem

SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan.

        Subject to adjustment as provided in Section 6.7 and all other limits set forth in this Section 1.5, 800,000 shares of Common Stock shall be available for Stock Awards and Performance Unit Awards settled with stock under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Stock Awards. To the extent that shares of Common Stock subject to an outstanding restricted stock or restricted stock unit award granted under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available for Stock Awards under this Plan.

        Notwithstanding anything in this Section 1.5 to the contrary, shares of Common Stock subject to an award under this Plan may not be made available for issuance under this Plan if such shares are: (i) shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR, (ii) shares used to pay the exercise price of an Incentive Stock Option or Nonqualified Stock Option, (iii) shares delivered to or withheld by the Company to pay withholding taxes related to an award under this Plan, or (iv) shares repurchased on the open market with the proceeds of an option exercise.

        Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

        To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 300,000, subject to adjustment as provided in Section 6.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any person shall be 100,000, subject to adjustment as provided in Section 6.7, and (iii) the maximum amount that may be payable with respect to Performance Units granted during any fiscal year of the Company to any person shall be $1,000,000.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

                2.1    Stock Options.    The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

        Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a)    Number of Shares and Purchase Price.    The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; and provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten (10) percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

        (b)    Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten (10) years after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five (5) years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

        (c)    Method of Exercise.    An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

                2.2    Stock Appreciation Rights.    The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

        SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a)    Number of SARs and Base Price.    The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

        (b)    Exercise Period and Exercisability.    The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and no Free-Standing SAR shall be exercised later than ten (10) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

        (c)    Method of Exercise.    A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

                2.3    Termination of Employment or Service.    All of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment or service with the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee.

                2.4    No Repricing.    Notwithstanding anything in this Plan to the contrary and subject to Section 6.7, without the approval of the stockholders of the Company, the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a "repricing," as such term is used in IM-5635-1 of the NASDAQ Listing Rules.

III. STOCK AWARDS

                3.1    Stock Awards.    The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, an Unrestricted Stock Award or a Restricted Stock Unit Award.

                3.2    Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

        (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment or service of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

        (c)    Stock Issuance.    During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 6.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

        (d)    Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

                3.3    Terms of Restricted Stock Unit Awards.    Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

        (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment or service of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

        (c)    Settlement of Vested Restricted Stock Unit Awards.    The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

                3.4    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee.

 IV. PERFORMANCE UNIT AWARDS

                4.1    Performance Unit Awards.    The Committee may, in its discretion, grant Performance Unit Awards to such eligible persons as may be selected by the Committee.

                4.2    Terms of Performance Unit Awards.    Performance Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a)    Number of Performance Units and Performance Measures.    The number of Performance Units subject to a Performance Unit Award and the Performance Measures and Performance Period applicable to a Performance Unit Award shall be determined by the Committee.

        (b)    Vesting and Forfeiture.    The Agreement relating to a Performance Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

        (c)    Settlement of Vested Performance Unit Awards.    The Agreement relating to a Performance Unit Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Unit Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Unit Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

                4.3    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Unit Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee.

V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

                5.1    Eligibility.    Each Non-Employee Director may be granted options to purchase shares of Common Stock in accordance with this Article V (a "Directors Option"). All options granted under this Article V shall constitute Nonqualified Stock Options.

                5.2    Directors Options.    Each Directors Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a)    Exercise Period and Exercisability.    The period during which a Director Option may be exercised shall be determined by the Committee; provided, however, that no Director Option shall be exercised later than ten (10) years after its date of grant. The Committee may, in its discretion, determine that a Director Option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether a Director Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Director Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

        (b)    Purchase Price.    The purchase price for the shares of Common Stock subject to any Directors Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Directors Option. A Directors Option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Directors Options shall be exercisable in accordance with Section 2.1(c).

VI. GENERAL

                6.1    Effective Date and Term of Plan.    This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2010 annual meeting of stockholders and, if approved, shall become effective as of the date of such approval. This Plan shall terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

        Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than ten (10) years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect. Upon the effective date of this Plan, no further awards shall be granted under any of the Prior Plans.

                6.2    Amendments.    The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of NASDAQ, or, if the Common Stock is not listed on NASDAQ, any rule of the principal national stock exchange on which the Common Stock is then traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

                6.3    Agreement.    Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

                6.4    Non-Transferability.    No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

                6.5    Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

                6.6    Restrictions on Shares.    Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                6.7    Adjustment.    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Unit, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee and the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures shall be equitably adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

                6.8   Change in Control.

        (a)    Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

  (i)
  provide that (A) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level;

  (ii)
  require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as shall be determined by the Board in accordance with Section 6.7; and/or

  (iii)
  require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (ii) in the case of a Stock Award, the number of shares of Common Stock then subject to the portion of such award surrendered multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (iii) in the case of a Performance Unit Award, the value of the Performance Units then subject to the portion of such award surrendered; (B) shares of capital stock of the corporation resulting from such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

        (b)    A "Change in Control" shall be deemed to have occurred if: (a) any person, including a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires beneficial ownership of, and the right to vote, shares having at least 50% of the aggregate voting power of the class or classes of capital stock of the Company having the ordinary and sufficient voting power (not depending upon the happening of a contingency) to elect at least a majority of the directors of the Board (the "Outstanding Voting Securities"); (b) as a result of any tender or exchange offer, substantial purchase of equity securities, merger, consolidation, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company immediately prior to such transaction or transactions shall not constitute a majority of the Board (or the board of directors of any successor to or assign of the Company) immediately after the next meeting of stockholders of the Company (or such successor or assign) following such transaction; or (c) there is consummated a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"), excluding any Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Voting Securities; (ii) no person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) will beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding securities of the corporation resulting from such Corporate Transaction entitled to vote generally in the election of directors and (iii) the persons who were directors of the Company immediately prior to such Corporate Transaction will constitute at least a majority of the board of directors of the corporation resulting from such Corporate Transaction.

                6.9    Deferrals.    The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

                6.10    No Right of Participation, Employment or Service.    Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

                6.11    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

                6.12    Designation of Beneficiary.    A holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Committee.

        Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

        If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

                6.13    Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

                6.14    Foreign Employees.    Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

ANNUAL MEETING OF SHAREHOLDERS OF COBRA ELECTRONICS CORPORATION May 11, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.cobra.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O John S. Lupo Class III (Term Expiring in 2013) O Ian R. Miller Class III (Term Expiring in 2013) 2. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010. 3. APPROVAL OF THE COBRA ELECTRONICS CORPORATION 2010 EQUITY INCENTIVE PLAN. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2 and Proposal 3. PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20230300000000000000 4 051110 FOR AGAINST ABSTAIN

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 PROXY COBRA ELECTRONICS CORPORATION 6500 West Cortland, Chicago, IL 60707 Proxy for Annual Meeting of Shareholders on May 11, 2010 Solicited on Behalf of the Board of Directors The undersigned hereby appoints James R. Bazet and S. Sam Park as Proxies, each with full power to appoint his substitute and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Cobra Electronics Corporation, to be held May 11, 2010 at the Offices of Sidley Austin LLP, One South Dearborn, Room 38N22, Chicago, IL 60603, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side)

QuickLinks

Notice of Annual Meeting of Shareholders To Be Held on May 11, 2010
Proxy Statement for Annual Meeting of Shareholders
RECORD DATE AND OUTSTANDING VOTING SECURITIES
REVOCATION OF PROXIES AND OTHER VOTING INFORMATION
PROPOSAL I—ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
SHAREHOLDER COMMUNICATIONS
CODE OF BUSINESS CONDUCT AND ETHICS
BENEFICIAL OWNERSHIP OF COMMON STOCK
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
2009 SUMMARY COMPENSATION TABLE
NARRATIVE TO SUMMARY COMPENSATION TABLE
2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
2009 PENSION BENEFITS
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
2009 POTENTIAL PAYMENTS UNDER DEFERRED COMPENSATION PLANS
2009 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
RELATED PARTY TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL II—RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2010
PROPOSAL III—APPROVAL OF THE COBRA ELECTRONICS CORPORATION 2010 EQUITY INCENTIVE PLAN
SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING
REQUEST TO VOTE, SIGN, DATE AND RETURN PROXIES
OTHER MATTERS
APPENDIX A COBRA ELECTRONICS CORPORATION 2010 EQUITY INCENTIVE PLAN
I. INTRODUCTION
II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
III. STOCK AWARDS
IV. PERFORMANCE UNIT AWARDS
V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS
VI. GENERAL